                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant  [ X ]
Filed by Party other than the Registrant [    ]

Check the appropriate box:
[     ]   Preliminary Proxy Statement
[     ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  X  ]   Definitive Proxy Statement
[     ]   Definitive Additional Materials
[     ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        EMMIS COMMUNICATIONS CORPORATION

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  X  ]   No fee required.
[     ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3)       Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)       Proposed maximum aggregate value of transaction:

(5)       Total fee paid:

[    ]    Fee paid previously with preliminary materials.

[    ]    Check box if any part of the fee is offset as provided by Exchange Act Rule
          0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:

(2)       Form, schedule or registration statement no.:

(3)       Filing party:

(4)       Date filed:

                                  [Emmis Logo]

                                                                   May 30, 2002

Dear Shareholder:

     The directors and officers of Emmis  Communications  Corporation join me in extending  to you a cordial  invitation  to attend  the  annual  meeting  of our shareholders. This meeting will be held on Tuesday, June 25, 2002 at 10:00 a.m., local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

     The formal notice of this annual meeting and the proxy statement  appear on the following pages.  After reading the proxy statement,  please mark, sign, and return the enclosed proxy card to ensure that your votes on the business matters of the meeting will be recorded.

     We hope that you will attend this  meeting.  Whether or not you attend,  we urge you to return your proxy  promptly in the postage paid  envelope  provided.
After  returning  the proxy,  you may, of course,  vote in person on all matters brought before the meeting.

     We look forward to seeing you on June 25th.

                                              Sincerely,

                                              Jeffrey H. Smulyan
                                              Chief Executive Officer, President
                                              and Chairman of the Board

                      (This page intentionally left blank)

                        EMMIS COMMUNICATIONS CORPORATION
                              INDIANAPOLIS, INDIANA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of the shareholders of Emmis Communications  Corporation will be held on Tuesday,  June 25, 2002, at 10:00 a.m., local time, at One Emmis
Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

     The holders of common  stock will be asked to  consider  and to vote on the following matters:

(1)  election of two  directors to Emmis' board of directors  for terms of three years;

(2)  approval of the 2002 Equity Compensation Plan, as set forth in Exhibit A to the accompanying proxy statement; and

(3)  transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

     We describe  each of these  proposals  in more  detail in the  accompanying proxy statement, which you should read in its entirety before voting.

     Only  shareholders  of record at the close of  business  on May 4, 2002 are entitled  to  notice  of and to vote at this  meeting  and any  adjournments  or postponements of this meeting. The proxy statement and proxy cards are enclosed.

                                             By order of the Board of Directors,

                                             Norman H. Gurwitz
                                             Secretary
Indianapolis, Indiana
May 30, 2002

                      (This page intentionally left blank)

                        EMMIS COMMUNICATIONS CORPORATION
                                 ONE EMMIS PLAZA
                               40 MONUMENT CIRCLE
                           INDIANAPOLIS, INDIANA 46204

                                 PROXY STATEMENT

     In this proxy statement, Emmis Communications Corporation is referred to as
"we," "us," "our company" or "Emmis."

   Questions and Answers About This Annual Meeting

Q:  Why did I receive this proxy statement?

     You  received  this  proxy  statement  because  our board of  directors  is soliciting your proxy to vote at the annual meeting of shareholders.  The annual meeting will be held on Tuesday,  June 25, 2002,  at 10:00 a.m.,  local time, at
One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204.

     This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting;  however, you do not need to attend the annual  meeting  to vote  your  shares.  See "How do I vote?" We expect to begin sending  this proxy  statement,  the attached  notice of annual  meeting and the enclosed proxy card(s) on May 30, 2002 to all shareholders entitled to vote.

Q:  What am I voting on?

     You are being asked to consider and vote on the following:

o   election of two directors to our board of directors for termsof three years;
    and

o   approval of the 2002 Equity Compensation Plan.

Q:  Who is entitled to vote?

     Holders of  outstanding  Class A common  stock and  holders of  outstanding
Class B common  stock as of the close of  business  on May 4,  2002,  the record date, are entitled to vote at the annual meeting. As of May 4, 2002,  47,845,549 shares of Class A common stock and 5,062,460 shares of Class B common stock were issued  and  outstanding.  As of May 4,  2002,  there  were no shares of Class C common stock issued or outstanding.

Q:  How do I vote?

     You may attend the meeting and vote in person or you can vote by proxy.  To vote by proxy,  sign and date each proxy card you  receive  and return it in the prepaid envelope.  If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf FOR each of the nominees and FOR approval of the Equity  Compensation  Plan. If you mark  "abstain" on your proxy card,  your shares will be counted as present for  purposes of  determining  the presence of a quorum. You have the right to revoke your proxy at any time before the  meeting  by  either  notifying  our  corporate  secretary  or  returning  a later-dated  proxy.  You may also  revoke  your proxy by voting in person at the annual meeting.

     If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote on these proposals.

Q:  What does it mean if I get more than one proxy card?

     If you  receive  more  than  one  proxy  card,  it means  you  hold  shares registered  in more than one account.  Sign and return ALL proxy cards to ensure that all your shares are voted.

Q:  What are the voting rights of the Class A common stock and the Class B common stock?

     On each matter submitted to a vote of our shareholders, each share of Class
A common stock is entitled to one vote and each share of Class B common stock is entitled  to ten  votes.  Generally,  the Class A and Class B common  stock vote together  as a  single  group.  However,  the two  classes  vote  separately  in connection  with the  election of certain  directors,  certain  "going  private"
transactions and other matters as provided by law.

     At this  annual  meeting,  the Class A and Class B common  stock  will vote together  on the  election  of  directors  and the  approval  of the 2002 Equity
Compensation Plan.

Q:  Who will count the vote?

     Representatives  of First Union  National Bank,  our transfer  agent,  will count the votes.

Q:  What constitutes a quorum?

     A majority of the  combined  voting  power of the  outstanding  Class A and
Class B common stock  entitled to vote at the meeting  constitutes  a quorum for the annual meeting (i.e.,  counting one vote for each share of outstanding Class
A common stock and ten votes for each share of outstanding Class B common stock, present in person or represented by proxy).  No additional  quorum  requirements apply to matters on which the  holders of Class A and Class B common  stock will vote together as a single class.

Q:  How many votes are needed for approval of each proposal?

     Directors  will be elected by a plurality  of the votes cast by the holders of existing  common stock  entitled to vote in the election who are present,  in person or by proxy,  at the meeting.  Consequently,  the two  director  nominees receiving the most votes of holders of Class A and Class B common stock,  voting together,  will be elected to fill the two director  positions.  Only votes cast for a nominee will be counted. The accompanying proxy card will be voted for all nominees  listed on the proxy  unless  the proxy  contains  instructions  to the contrary.  Instructions on the accompanying  proxy card to withhold authority to vote for one or more of the  nominees  will result in those  nominees  receiving fewer votes.

     The approval of the 2002 Equity  Compensation Plan requires that the number of votes cast in favor of that  proposal  by holders of our  outstanding  common stock exceed the number of votes cast  against  that  proposal by holders of our outstanding common stock.

     Proxies  submitted  by brokers  that do not indicate a vote for some of the proposals  because the holders do not have  discretionary  voting  authority and have not  received  instructions  from the  beneficial  owners on how to vote on those proposals are called "broker non-votes."  Abstentions and broker non-votes will not affect the voting on the proposals.

Q:  What percentage of stock does our significant shareholder own? How does he intend to vote? What about all officers and directors?

     Jeffrey H. Smulyan, the Chief Executive Officer,  President and Chairman of
our board of directors,  is our largest single shareholder,  beneficially owning
1.1% of our Class A common  stock and 100% of our Class B common stock as of May
4, 2002.  Mr.  Smulyan  has  informed  us that he intends to vote for all of the nominees  for  director  and in  favor  of the  proposal  regarding  the  equity compensation plan. If he does so, these proposals,  on which the existing common stock votes  together as a single class,  will be approved,  because Mr. Smulyan controls 54.7% of the combined voting power of our existing common stock.

     All directors and officers together  beneficially own approximately 4.2% of our Class A common stock and 100% of our Class B common stock,  which represents approximately 55.6% of the combined voting power of our existing common stock.

Q:  Does Emmis offer an opportunity to receive future proxy materials electronically?

     Yes. If you are a  shareholder  of record,  you may,  if you wish,  receive future proxy  statements and annual reports  online.  If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for  electronic  delivery by marking  and  signing  the  appropriate spaces on your proxy card or by contacting our Investor Relations  Department by
e-mail at ir@emmis.com or toll-free by phone at (866) 366-4703.  If you received these  materials  electronically,  you do not need to do  anything  to  continue receiving materials electronically in the future.

     If you hold  your  shares  in a  brokerage  account,  you may also have the opportunity  to  receive  proxy  materials  electronically.  Please  follow  the instructions of your broker.

     If you are an Emmis employee or a shareholder who has previously  consented to electronic  delivery of shareholder  communications,  you may view this proxy statement and our annual report at the "Investors" section of www.emmis.com.

Q:  What are the benefits of electronic delivery?

     Electronic  delivery  saves Emmis money by  reducing  printing  and mailing costs.  It will also make it convenient for you to receive your proxy  materials online.

Q:  What are the costs of electronic delivery?

     Emmis charges nothing for electronic  delivery.  You may, of course,  incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.

Q:  May I change my mind later?

     Yes.  You  may  discontinue  electronic  delivery  at any  time.  For  more information, contact our Investor Relations Department by e-mail at ir@emmis.com or toll-free by phone at (866) 366-4703.

Q:  Who can attend the Annual Meeting?

      All shareholders as of May 4, 2002 can attend.

Q:  What do I do if I have additional questions?

     If you have any  questions  prior to the annual  meeting,  please  call our
Investor Relations Department toll-free at (866) 366-4703.

                        Proposal 1: Election of Directors

     Two directors are to be elected,  none of which is designated as a "Class A
Director." Richard A. Leventhal and Lawrence B. Sorrel have been nominated for a term of three years and until their  successors have been elected and qualified.
The  nominees  will be  elected by the Class A and Class B common  stock  voting together as a single class.

     Mr. Leventhal and Mr. Sorrel are members of the present board of directors.
If, at the time of this  annual  meeting,  any  nominee is unable or declines to serve,  the  discretionary  authority  provided in the proxy may be exercised to vote for a substitute  or  substitutes.  The board of directors has no reason to believe that any substitute nominee or nominees will be required.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

        Name, Age, Principal Occupation(s) and                                          Director
        Business Experience During Past 5 Years                                          Since
        ---------------------------------------                                         -------
Nominated for a term expiring in 2005:

      Richard A. Leventhal, Age 55
                                                                                          1992
     Mr.  Leventhal  co-owned and operated Top Value Fabrics,  Inc., a wholesale fabric and textile company in Carmel,  Indiana,  for 27 years.  Mr. Leventhal is currently  President and majority owner of LMCS,  LLC, an investment  management and  consulting  company.  Mr.  Leventhal  is the  brother-in-law  of  Norman H.
Gurwitz.

      Lawrence B. Sorrel, Age 43                                                          1993

     Mr. Sorrel is a general partner of Welsh,  Carson,  Anderson  &
Stowe,  a  private  equity  investment  firm.  He is  Chairman  of the  Board of
SpectraSite  Communications,  Inc., an owner and operator of  telecommunications towers, and a board member of several private  companies.  Prior to May 1998, he was a  Managing  Director  of  Morgan  Stanley  Dean  Witter  &  Co.
Incorporated,  where he had been  employed  since  1986.

Directors  whose terms expire in 2004:

      Jeffrey H. Smulyan, Age 55                                                          1979

     Mr.  Smulyan  founded  Emmis in 1979 and is the  Chairman  of the  Board of
Directors,  President and Chief Executive Officer.  He has held the positions of
Chairman of the Board of Directors  and Chief  Executive  Officer since 1981 and the position of President  since 1994.  Mr.  Smulyan  began  working in radio in
1973, and has owned one or more radio stations since then. Formerly, he was also the owner and chief  executive  officer of the  Seattle  Mariners  major  league baseball team. He is chairman of the Radio Advertising Bureau, a director of The
Finish  Line,  a sports  apparel  manufacturer,  and serves as a Trustee of Ball
State  University.  Mr. Smulyan has been chosen Radio Executive of the Year by a radio  industry  group  and was  voted  one of the Ten  Most  Influential  Radio
Executives in the Past 20 Years in a poll in Radio and Records magazine.

        Name, Age, Principal Occupation(s) and                                           Director
        Business Experience During Past 5 Years                                            Since
        ---------------------------------------                                          -------

      Greg A. Nathanson, Age 55                                                           1998

     Mr. Nathanson joined Emmis in 1998 as Television  Division  President.  Mr.
Nathanson has over 30 years of television broadcasting experience, most recently as President of Programming and  Development for Twentieth  Television from 1996 to 1998, as General  Manager of KTLA-TV in Los Angeles,  California from 1992 to
1996  and as  President  of Fox  Television  Stations  from  1990 to  1992.  Mr.
Nathanson resigned as Television  Division President  effective October 1, 2000, but continues as a Director of the company.

      Walter Z. Berger, Age 46                                                            2001

     Mr. Berger became  Executive Vice President,  Treasurer and Chief Financial
Officer of Emmis on March 1, 1999.  Most  recently,  Mr.  Berger served as Group
Vice President of the $3.3 billion Energy Marketing Division for LG&E Energy
Corporation,  where he had  previously  served as Executive  Vice  President and
Chief Financial  Officer.  From 1992 to 1996, Mr. Berger held a number of senior financial and operating management  positions in the manufacturing,  service and energy fields. Mr. Berger, who began his career in public accounting, also spent seven years in financial  management  roles at Baker  Hughes,  Inc. He serves on numerous civic boards and committees.

Directors whose terms expire in 2003:

      Susan B. Bayh,* Age 42                                                              1994

     Mrs. Bayh is the Commissioner of the International  Joint Commission of the
United States and Canada, and also serves as a Distinguished  Visiting Professor at Butler University,  positions she has held since 1994. Previously, she was an attorney  with Eli Lilly &  Company.  She is a director of Anthem,  Inc., an insurance company; Golden State Foods, Corvas, Cubist, Inc. and Curis Inc.

      Gary L. Kaseff, Age 54                                                              1994

     Mr. Kaseff is employed as Executive Vice  President and General  Counsel to
Emmis,  a post he has held since 1998.  Before  becoming  general  counsel,  Mr.
Kaseff practiced law in Southern California. Previously, he was President of the
Seattle  Mariners  major league  baseball  team and partner with the law firm of
Epport & Kaseff.

      Frank V. Sica,* Age 51                                                              1998

     Mr. Sica is a Managing  Director of Soros Fund  Management LLC and Managing
Partner  of  Soros  Private  Equity  Partners.  He is  director  of CSG  Systems
International,  Inc., a computer software company, Kohl's Corporation,  a retail company,  Banco  Hipotecario  S.A.,  a bank,  and  JetBlue  Airways,  an airline company.  Prior to joining Soros in 1998, Mr. Sica had been a Managing  Director of Morgan Stanley Dean Witter & Co. Incorporated.
----------------

     *Independent  director  elected by the holders of the Class A Common  Stock voting as a single class.

              Proposal 2: APPROVAL OF 2002 EQUITY compensation PLAN

     Our board of  directors  has adopted the Emmis  Communications  Corporation
2002 Equity  Compensation Plan (the "2002 Plan") to provide equity  compensation in lieu of cash compensation for employees,  officers, directors and independent contractors  of the  company and its  subsidiaries  along the lines of the stock compensation program described in the Report of the Compensation  Committee,  to increase employee,  officer, director and independent contractor stock ownership opportunities  and to improve the company's ability to attract and retain a team of outstanding employees,  officers,  directors and independent contractors. The following  summary of the principal  provisions of the 2002 Plan is qualified by reference  to the full text of the 2002 Plan  which is  attached  to this  proxy statement as Exhibit A.

     The 2002 Plan permits the delivery of a maximum of 3,000,000  shares of our common  stock,  of which not more than  1,500,000  shares  may be  delivered  on account of the exercise of options and the payment of benefits upon the exercise of stock  appreciation  rights,  and not more than 1,500,000 may be delivered on account of the grant of shares of restricted  stock or the award of  performance units that are paid in shares of our common stock. As of May 4, 2002, the shares subject to the 2002 Plan had an aggregate market value of $87,030,000 based on a closing  price of $29.01 per share.  If an award under the 2002 Plan  expires or terminates without being exercised in full or is forfeited, or in the case of an award of performance units, the award is not paid in shares of common stock, the shares of our common stock subject to the award generally  become  available for new awards.  If stock  appreciation  rights  expire or terminate  without  being exercised in full, such stock appreciation rights again become available for new awards.  Options, stock appreciation rights and performance units expire no more than 10 years from date of grant.

     Options. Options granted under the 2002 Plan allow participants to purchase shares  of our  common  stock  at an  exercise  price  determined  by the  Emmis compensation  committee  which  cannot be less than the fair market value of our common stock on the date of the grant. Options may be granted as incentive stock options subject to the  limitations of Section 422 of the Internal  Revenue Code
(the "Code").  For the purpose of complying with Section 162(m) of the Code, the
2002 Plan contains a per-participant  limit of 1,000,000 on the number of shares which may be subject to options granted during any fiscal year.

     Restricted Stock.  Shares of our common stock may be granted under the 2002
Plan  subject  to  such  restrictions,  if  any,  as  may be  determined  by the compensation committee  ("restricted stock").  Shares of restricted stock may be subject to forfeiture if conditions  established by the  compensation  committee
are  not  satisfied  and  are  generally   nontransferable   until  they  become
nonforfeitable.  Before the grant,  the  compensation  committee  determines the purchase price, if any, of such shares of restricted stock and the restrictions, if any, applicable to such shares. If a grantee's shares of restricted stock are forfeited,  the  grantee is  required to sell such shares to us at the lesser of the purchase  price, if any, paid by the grantee or the fair market value of the shares on the date of such forfeiture. The compensation committee may accelerate the time at which the  restrictions  lapse or may remove or, with the consent of the grantee, modify the restrictions.  For the purpose of complying with Section
162(m) of the Code, the 2002 Plan contains a per-participant limit on the number of shares of  restricted  stock that may be awarded  during any calendar year to that  number of shares  with a value on the date of grant equal to the lesser of
700% of the participant's base salary or $10,000,000.

     Stock  Appreciation  Rights.  Each stock  appreciation  right  which may be granted under the 2002 Plan provides the grantee, upon exercise, a benefit equal to the difference between the fair market value of one share of our common stock on the date of the  exercise and (1) in the case of a stock  appreciation  right identified  with a share of our common  stock  subject to an option,  the option exercise price of such option or such higher price specified in the grant or (2)
in the case of any other stock  appreciation  right,  the fair market value of a share of our common  stock on the grant date or such higher  price  specified in the grant.  Stock  appreciation  rights may be granted alone, or identified with shares of our common stock  subject to options,  performance  units or shares of restricted stock. The compensation  committee may accelerate the  exercisability
of  any  stock  appreciation   right.   Benefits  upon  the  exercise  of  stock
appreciation  rights are  payable  in cash  unless  the  compensation  committee determines  that the  benefits  will be paid  wholly  or partly in shares of our common stock.  For the purpose of complying with Section 162(m) of the Code, the
2002 Plan contains a per-participant  limit on the number of shares which may be subject  to  stock  appreciation  rights  granted  during  any  fiscal  year  of
1,000,000.

     Performance Units.  Performance units may be granted under the 2002 Plan to provide a benefit if performance goals determined by the compensation  committee are achieved during the measuring period. The compensation committee, before the grant of a performance  unit,  determines  the  performance  goals and measuring period and  assigns a  performance  percentage  (which can exceed  100%) to each level of attainment of the performance  goals during the measuring  period.  The compensation  committee may modify  performance  goals at any time.  Performance unit benefits are payable in cash unless the compensation  committee  determines that a benefit  will be paid  wholly or  partly in shares of our  common  stock.
Performance  units may be granted alone, or identified with shares of our common stock  subject to an option,  shares of restricted  stock or stock  appreciation rights.  Performance units become exercisable  commencing on the first day after the end of the  applicable  measuring  period or another  date  specified by the compensation  committee.  The benefit for each performance unit exercised equals the fair market value of a share of our common stock on the date of grant of the performance unit multiplied by the "performance  percentage" attained during the measuring  period for the  performance  unit.  For the purpose of complying with
Section  162(m) of the Code, the 2002 Plan contains a  per-participant  limit on the number of shares of stock that may be awarded with respect to a  performance unit during any calendar  year to that number of shares with a value on the date of  grant  equal to the  lesser  of 700% of the  participant's  base  salary  or
$10,000,000.
     Other  Information.  Payment of the option  exercise  price or the purchase price of restricted  stock may be made in cash or through the exchange of shares of our common stock owned by the grantee or by various  other  payment  methods.
The  compensation  committee  may allow a grantee to defer payment of the option exercise price,  the purchase price of restricted  stock or any taxes associated with a benefit  provided under the 2002 Plan which is a non-cash  benefit at the time it is taxable,  in accordance with such interest rates and such other terms and  conditions as it may  determine,  or may cause Emmis to guarantee a loan to the grantee in an amount equal to all or part of the option exercise price,  the purchase  price of restricted  stock and related  taxes.  When  permitted by the compensation  committee,  a  grantee  may elect to have  withheld  shares of our common stock to satisfy  withholding  tax liability with respect to the exercise of options,  stock  appreciation  rights or performance units or with respect to
shares  of  restricted  stock  becoming   nonforfeitable.   Subject  to  certain
limitations,  the  compensation  committee may provide for  automatic  grants of additional  options for shares of our common stock equal to the number of shares which a  grantee  has used to pay the  exercise  price of a  previously  granted option and to satisfy a withholding  tax liability in connection  with an option exercise.  In the  event of a change in  control,  options,  stock  appreciation rights and performance  units become  exercisable,  and all shares of restricted stock generally become  nonforfeitable.  The benefit payable with respect to any performance  unit for which the measuring period has not ended is prorated based upon the portion of the measuring period completed before the change in control.
The aggregate number of shares of our common stock,  shares of restricted stock, stock appreciation rights and stock options available pursuant to the 2002 Plan, the number of shares  covered by an award,  the exercise  price of options,  the fair market values used to determine  stock  appreciation  right and performance unit  benefits and other  matters  related to the 2002 Plan and awards,  will be adjusted by the  compensation  committee  to reflect any stock  dividend,  stock split, share combination, merger, consolidation, asset spin-off, reorganization, or similar event.

     Options,  stock appreciation  rights and performance units may not be sold, pledged, assigned, hypothecated,  transferred or disposed of in any manner other than by will or by the laws of descent and distribution, except that the grantee may transfer an award to:

o    the spouse,  child or grandchild of the grantee  (provided that such family members cannot transfer the award, except by will or by the laws of descent and distribution upon the death of the family member);

o    a trust or  trusts  for the  immediate  benefit  of such  immediate  family members; or

o    a partnership or limited liability company of which the grantee and/or such immediate family members are the only owners.

     Awards  so  transferred  may be  exercised  only  upon the same  terms  and conditions  applicable to the original grantee,  and the original grantee or his estate will remain liable for any federal, state, city or local taxes applicable upon the exercise of an award by a permitted transferee.

     Plan  Administration.  The 2002 Plan is  administered  by the  compensation committee unless the board of directors or the compensation committee designates another  committee or subcommittee  to administer the 2002 Plan.  Subject to the
2002 Plan's provisions, the compensation committee has broad authority to, among other things,  determine when grants may be made (and the amounts  thereof);  to interpret, and to adopt rules relating to, the 2002 Plan; to determine the terms of the  agreements  relating to grants and to modify any such agreement with the consent of the grantee,  when  required;  and to cancel  existing  awards and to substitute new ones.  Because of the compensation  committee's  broad authority, the type and amount of awards to be  received  by any  specific  individual,  or group of  individuals,  is  currently  indeterminable.  However,  not more  than
1,000,000 shares of Class B common stock may be awarded to Mr. Smulyan.

     Amendment and Termination.  Subject to any shareholder approval requirement of applicable law or the rules of any national securities exchange, stock market or  automated  quotation  service on which our common stock is listed or quoted, the board of directors may from time to time in its  discretion  amend or modify the 2002 Plan  without  the  approval  of the  shareholders.  The 2002 Plan will terminate on June 25, 2012 or such  earlier  date as the board of directors  may determine. No termination of the 2002 Plan will affect outstanding awards.

     Federal Income Tax Consequences.  Upon the grant of an award (other than an award of restricted  stock that contains no  restrictions)  under the 2002 Plan, the grantee  does not realize any taxable  income and no  deduction is available for us. Any cash  received  by a grantee in  connection  with the  exercise of a stock  appreciation  right or performance unit, as well as the fair market value of any shares received in connection  with the exercise of a stock  appreciation right or a  performance  unit,  is taxable as  ordinary  income to the  grantee.
Generally,  upon exercise of an option (other than an incentive  stock  option), the grantee will recognize  taxable income and we are entitled to a deduction at the time the grantee is taxed in the amount of the grantee's  taxable income. In the case of an  incentive  stock  option,  the  grantee  incurs  no  income  tax liability upon exercise (other than possible alternative minimum tax liability), but we are generally not entitled to a tax  deduction.  The fair market value of restricted  stock in excess of the  purchase  price,  if any,  is taxable to the grantee when the restrictions  lapse.  However, if the grantee is not prohibited by the  compensation  committee  from  electing to be taxed on such value on the date of grant and the grantee elects such tax treatment, the grantee is taxed on such amount on the date of grant.  We are  generally  entitled to a deduction at the time the grantee is taxed in the amount of the grantee's taxable income.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE FOR THE 2002
EQUITY COMPENSATION PLAN.

             Security Ownership of Beneficial Owners and Management

     As of May 4, 2002, there were 47,845,549 shares of our Class A common stock and  5,062,460  shares of our Class B common stock issued and  outstanding.  The
Class A common  stock is entitled to an aggregate  of  47,845,549  votes and the
Class B common  stock is entitled  to an  aggregate  of  50,624,600  votes.  The following table shows, as of May 4, 2002, the number and percentage of shares of our common stock held by each person known to us to own  beneficially  more than five percent of the issued and  outstanding  common stock,  by our directors and nominees, and by our executive officers:

                                                     Class A                         Class B
                                                   Common Stock                    Common Stock
                                         ----------------------------      --------------------------
                                                                            Amount and
  Five Percent Shareholders,             Amount and Nature                  Nature of
   Directors and Certain                   of Beneficial     Percent        Beneficial      Percent     Percent of Total
    Executive Officers                        Ownership      of Class       Ownership       of Class      Voting Power
---------------------------------------- -----------------  ----------   --------------    ----------   ----------------

Jeffrey H. Smulyan.......................    522,945 (1)      1.1%        5,662,460 (16)      100.0%          54.7%
Susan B. Bayh............................     42,700 (2)      *                  --           --              *
Walter Z. Berger.........................     83,736 (3)      *                  --           --              *
Randall D. Bongarten.....................     56,528 (4)      *                  --           --              *
Richard F. Cummings......................    372,194 (5)      *                  --           --              *
Norman H. Gurwitz........................    167,726 (6)      *                  --           --              *
Gary L. Kaseff...........................    151,540 (7)      *                  --           --              *
Richard A. Leventhal.....................     68,800 (8)      *                  --           --              *
Greg A. Nathanson........................    212,764 (9)      *                  --           --              *
Doyle L. Rose............................    270,905 (10)     *                  --           --              *
Frank V. Sica............................     30,000 (11)     *                  --           --              *
Lawrence B. Sorrel.......................     38,000 (12)     *                  --           --              *
Mellon Financial Corporation.............  2,720,981 (13)     5.7                --           --              2.8
Westport Asset Management, Inc...........  3,934,400 (14)     8.2                --           --              4.0
All Officers and Directors as a  Group
  (12 persons)...........................  2,003,544 (15)     4.2         5,662,460 (16)      100.0%         55.6

------------------------------------

*           Less than 1%.

(1)  Consists  of 362,089  shares  held by Mr.  Smulyan as trustee for the Emmis
     Communications  Corporation  Profit  Sharing  Trust  (the  "Profit  Sharing
     Trust"), as to which Mr. Smulyan disclaims  beneficial ownership of all but
     3,537 held for his  benefit,  259 shares held in the 401(k)  Plan,  111,097 shares  owned  individually  and 49,500  shares held by The Smulyan  Family
     Foundation, as to which Mr. Smulyan shares voting control.

(2)  Consists of 2,700 shares owned  individually and 40,000 shares  represented by stock options exercisable currently or within 60 days of May 4, 2002.

(3)  Consists of 31 shares held in the 401(k) Plan, 305 shares held in the Stock
     Purchase Plan, 65 shares held in the Profit Sharing Trust and 83,335 shares represented by stock options exercisable currently or within 60 days of May
     4, 2002.

(4)  Consists of 5,529 shares owned individually,  331 shares held in the Profit
     Sharing Trust and 50,668 shares  represented  by stock options  exercisable currently or within 60 days of May 4, 2002.

(5)  Consists of 120,983 shares owned  individually,  8,260 shares owned for the benefit of Mr. Cummings' children,  3,537 shares held in the Profit Sharing
     Trust, 246 shares held in the 401(k) Plan and 239,168 shares represented by stock options exercisable currently or within 60 days of May 4, 2002.

(6)  Consists  of 36,733  shares  owned  jointly by Mr.  Gurwitz and his spouse,
     1,653  shares  owned by Mr.  Gurwitz's  spouse,  6,822 shares owned for the benefit of Mr. Gurwitz's children,  17,800 shares owned by a corporation of which Mr. Gurwitz's  spouse is a 50% shareholder,  2,349 shares held in the
     Profit Sharing  Trust,  260 shares held in the 401(k) Plan, 406 shares held in the Stock Purchase Plan and 101,703 shares  represented by stock options exercisable currently or within 60 days of May 4, 2002.

(7)  Consists of 31,766 shares owned  individually  by Mr. Kaseff,  3,411 shares owned by Mr. Kaseff's spouse,  1,346 shares held by Mr. Kaseff's spouse for the benefit of their children, 814 shares held in the Profit Sharing Trust, and 114,203 shares  represented by stock options  exercisable  currently or within 60 days of May 4, 2002.

(8)  Consists of 8,000  shares  owned  individually,  3,000  shares owned by Mr.
     Leventhal's  spouse,  17,800  shares  owned by a  corporation  of which Mr.
     Leventhal  is a 50%  shareholder  and 40,000  shares  represented  by stock options exercisable currently or within 60 days of May 4, 2002.

(9)  Consists of 111,973 shares owned  individually  or jointly with his spouse,
     44,000 shares owned by trusts for the benefit of Mr. Nathanson's  children,
     124 shares held in the Profit  Sharing Trust and 56,667 shares  represented by stock options exercisable currently or within 60 days of May 4, 2002.

(10) Consists of 24,980  shares  owned  individually,  3,537  shares held in the
     Profit Sharing Trust, 220 shares held in the 401(k) Plan and 242,168 shares represented by stock options exercisable currently or within 60 days of May
     4, 2002.

(11) Consists  entirely  of  shares  represented  by stock  options  exercisable currently or within 60 days of May 4, 2002.

(12) Consists of 8,000 shares owned  individually and 30,000 shares  represented by stock options exercisable currently or within 60 days of May 4, 2002.

(13) Information  concerning  these  shares was  obtained  from an  Amendment to
     Schedule 13G filed on January 23, 2002 by Mellon  Financial  Corporation on
     behalf of itself and Mellon Bank, N.A., each of which has a mailing address of One Mellon Center, Pittsburgh, Pennsylvania 15258.

(14) Information  concerning  these shares was  obtained  from an Amendment to a
     Schedule 13G filed  February 14, 2002 by Westport Asset  Management,  Inc.,
     which has a mailing address of 253 Riverside Avenue, Westport,  Connecticut
     06880.

(15) Includes  1,027,912  shares   represented  by  stock  options   exercisable
     currently  or within 60 days of May 4, 2002 and 362,089  shares held in the
     Profit Sharing Trust.

(16) Consists  of  5,062,460  shares  owned   individually  and  600,000  shares
     represented by stock options exercisable currently or within 60 days of May
     4, 2002.

                          Board of Directors' Meetings

     During our last fiscal  year,  our board of directors  held five  meetings, either in person or by telephone. Each director attended at least 75% of (1) the total  number of meetings of our board of  directors  held while he or she was a director and (2) the total number of meetings held by all committees on which he or she served.  Our  directors  who are not officers or employees of our company are  compensated  for their  services at the rate of $2,000 per regular  meeting attended in person,  $1,000 per regular  meeting  attended by phone and $500 per committee  meeting  attended  whether  in person or by  phone.  Pursuant  to the
Non-Employee  Director  Stock  Option  Plan,  directors  who are not officers or employees  of our  company  also are  entitled  to receive  annually  options to purchase  10,000 shares of Class A common stock.  The options are granted on the date  of our  annual  meeting  of  shareholders  at  the  closing  price  of the underlying shares on that date. In addition to her duties as a director,  during the last fiscal year we separately  engaged Susan B. Bayh to continue to develop plans  for  the  involvement  of  our  company  and  each  of our  stations  and publications  in various  charitable  organizations  and perform  certain  other consulting  services.  This engagement of Mrs. Bayh as a consultant ceased as of
February 28, 2002. During the last fiscal year, Mrs. Bayh received approximately
$50,000 as compensation  for such services.  Nominees for election as a director are selected by the board of directors,  acting as a nominating  committee.  Our board  of  directors  currently  has  an  audit  committee  and  a  compensation committee.

                              Certain Transactions

     We have  periodically made  interest-bearing  loans to various officers and employees.  The largest  aggregate  amount of  indebtedness  outstanding  at any month-end  during  the last  fiscal  year  and the  approximate  amount  of this indebtedness  outstanding at February 28, 2002,  was $1,117,296 and  $1,117,296,
respectively,  for Jeffrey H. Smulyan,  Chairman,  Chief  Executive  Officer and
President;  $124,470  and $0,  respectively,  for  Richard  F.  Cummings,  Radio
Division  President;  $172,152 and $0,  respectively,  for Doyle L. Rose, former
Radio  Division  President;  and  $93,761  and $0,  respectively,  for Norman H.
Gurwitz,  Executive Vice President - Human Resources and Secretary.  These loans bear interest at our cost of senior debt, which at May 4, 2002 was approximately
7.6% per annum.  During the last fiscal year, we made payments of  approximately
$258,000  to a company  owned by Jeffrey H.  Smulyan  for our use of an airplane owned by that  company and  payments of  approximately  $405,000 to a management company to pay a portion of the operating and maintenance costs of the airplane.

                          Report of the Audit Committee

     The audit committee of the board of directors assists the board in carrying out its oversight responsibilities for Emmis' financial reporting process, audit process and internal controls in accordance with the Audit Committee Charter. In
December  1999,  the  Securities  and  Exchange   Commission  and  the  National
Association  of  Securities  Dealers,  Inc.  adopted  new  rules  applicable  to companies  with  securities  traded  on  Nasdaq.  Under  these  rules,  an audit committee is required to: (i) adopt a formal written charter, (ii) consist of at least three  directors,  each of whom meets certain  independence  and financial literacy  requirements,  (iii) conduct  quality  discussions  with the company's independent  auditor prior to the filing of the company's Form 10-K, (iv) ensure that the company's  independent auditors have conducted quarterly reviews of the company's  financial  statements,  engaging  in  quality  discussions  with  the independent auditors when appropriate,  (v) disclose whether it has (A) reviewed and discussed the company's  audited  financial  statements  for the last fiscal year with management;  (B) discussed with the company's independent auditors the matters  required to be  discussed by SAS 61  (Codification  for  Statements  on

                                       10

Auditing Standards);  and (C) received and discussed the written disclosures and the letter from the  company's  independent  auditors  required by  Independence
Standards   Board  Statement  No.  1   (Independence   Discussions   with  Audit
Committees),  and (vi) disclose  whether the audit committee  recommended to the board that the audited  financial  statements be included in the company's  Form
10-K.

     The audit committee has adopted a formal written  charter,  a copy of which was  attached  as Annex II to our proxy  statement  for the  annual  meeting  of shareholders held on January 10, 2001. In addition, the committee has determined that its  members  meet  the  literacy  requirements  of the new  rules  and was reconstituted  at the beginning of our last fiscal year to comply with the other new structural and membership  requirements  before the requirements took effect in June  2001.  The  committee  has also  made  certain  that  Emmis'  quarterly financial  statements continue to be reviewed by our independent  auditors prior to filing and put in place  mechanisms  to ensure  that  committee  members  are notified  whenever our independent  auditors  believe that  significant  events, transactions or changes in accounting estimates have affected the quality of our
financial   reporting.   Furthermore,   the  committee  considered  whether  the
additional services provided by our independent  auditors as described under the
caption   "Matters   Relating  to  Independent   Auditors"  is  compatible  with
maintaining  our auditors'  independence.  In connection  with the audit for the fiscal year ending February 28, 2002, the audit committee  discussed the audited financial  statements  with  management  and our  auditors,  discussed the items required to be discussed by SAS 61 with our auditors, and received and discussed the disclosures  and letter  required by Independence  Standards Board Statement
No. 1. Based on these discussions and reviews, the committee members agreed that the audited financial  statements for our last fiscal year should be included in our company's Form 10-K, and made a formal  recommendation  to the board to that effect.

     Arthur Andersen LLP ("Andersen") has served as Emmis'  independent  auditor since 1993. Although  shareholder  approval of the board of directors' selection of an  independent  auditor is not required by law,  the board of directors  has historically solicited and obtained shareholder approval of Andersen's selection as Emmis' independent auditor. In view of the rapid pace of ongoing developments concerning  Andersen,  the audit  committee  has decided  that it is in the best interests of Emmis and our shareholders to defer the selection of an independent public  accounting firm to be engaged to audit Emmis'  financial  statements for the fiscal year ending February 28, 2003.  Accordingly,  the audit committee has not recommended yet, and the board of directors has not selected, an independent auditor for the current fiscal year.

     Based on currently  available  information,  the audit  committee  plans to evaluate all alternatives,  including holding  discussions with other accounting
firms.  The  audit  committee  intends  to  carefully   consider  any  potential
accounting firm's qualifications as independent  accountants before recommending an independent  auditor to the board for appointment.  This may include a review of the qualifications of the engagement team, the quality control procedures the firm has  established,  and any issues raised by the most recent quality control review of the firm, as well as its  reputation  for integrity and  competence in the fields of  accounting  and  auditing.  The audit  committee  also intends to analyze  matters  required to be considered  under the  Securities  and Exchange
Commission's Rules on Auditor  Independence,  including the nature and extent of non-audit services,  to ensure that they will not impair the independence of the accountants.

                             Audit Committee Members
                             -----------------------

                              Frank V. Sica, Chair
                                  Susan B. Bayh
                               Lawrence B. Sorrel

                                       11

                      Report of the Compensation Committee

     The  compensation  committee  provides a general review of our compensation and  benefit  plans to  ensure  that  they meet our  corporate  objectives.  The compensation committee also establishes  compensation  arrangements and approves compensation  payments to Mr.  Smulyan  and our other  executive  officers,  and generally  administers  our various stock option,  profit  sharing and incentive plans. With respect to compensation  decisions affecting  non-executive officers and employees, the committee has delegated this authority to Mr. Smulyan and the other  executive  officers,  provided such  authority is exercised in accordance with any general parameters established by the committee. During the last fiscal year, Richard A. Leventhal, Frank V. Sica and Lawrence B. Sorrel were members of the compensation committee.

     Policy  and  Performance   Measures.  We  have  historically  entered  into
multi-year employment  agreements with certain of our executive officers.  These agreements generally provide for a base salary,  annual performance bonuses, and restricted  stock and stock  option  awards.  They also  typically  prohibit the officer  from  directly  or  indirectly  competing  with  us.  The  compensation committee  believes that entering into these  agreements is in our best interest because  they assist us in retaining  our key  officers for a certain  period of time and enable us to focus the officers'  efforts and energies on enhancing the long-term  value  of our  company  to our  shareholders.  Because  most of these employment  agreements are now expired, we are currently in discussions with our executive officers to enter into new employment  agreements.  We expect that the total  compensation  reflected in these employment  agreements will be generally based upon the officers' prior compensation  levels,  changes in duties and peer group  benchmarking  surveys.  In order to attract and retain  highly  qualified employees,  we believe overall  compensation to our executive officers should be targeted at the top third of our peer group.

     None of our executive officers received salary increases or bonuses for the fiscal year ended February 28, 2002.  The committee  established a bonus plan at the  beginning of the fiscal year that set for each  executive  officer a target bonus and a  performance  goal so that 65-90% of an executive  officer's  target bonus  potential  would be based on  specified  annual  cash flow  goals and the remainder would be earned on a  discretionary  basis. A percentage of the target bonus would then be earned  depending upon the extent to which the company or an applicable  division  of the company met or  exceeded  the  specified  cash flow targets and depending upon the committee's  assessment of the performance of the executive  during the year. At the end of the year,  none of the cash flow goals had been met, so the cash  flow-based  portions of the target  bonuses  were not paid. In addition,  while the committee praised the executive officers for their efforts to guide the company  through a very  challenging  year,  the  committee determined that it was inappropriate to grant any of the discretionary  bonuses.
However,  the  committee  did authorize the write-off of loans to certain of our executive officers (other than Mr. Smulyan) that had been outstanding and unpaid for several years.

     Stock options and stock awards were also granted to our executive  officers during the last  fiscal  year under our  various  equity  incentive  plans.  The options,  covering  from 15,000 to 50,000  shares each,  were all granted at the fair market value of our Class A common stock on the date of grant. In addition,
Messrs.  Rose and Cummings each received a grant of 10,345 shares of our Class A common  stock,  and Messrs.  Berger and Kaseff  each  received a grant of 20,000 shares. The shares were issued to Messrs.  Rose and Cummings upon the completion of the fiscal year, to Mr. Berger in connection with the completion of the three year term of his employment agreement,  and to Mr. Kaseff in connection with the completion of the three year term of a restricted stock agreement.

     In December  2001,  we began a stock  compensation  program  under our 2001
Equity  Incentive  Plan.  The program was designed to replace cash  compensation with  non-cash  compensation  in order to improve the leverage  ratios under the indentures for our senior discount notes and senior  subordinated  notes, and to further focus our  employees'  efforts and  attention on delivering  shareholder value.  Each participant in the program may elect to receive stock  compensation under the program in the form of payroll stock every two weeks or in the form of restricted stock in January 2003. The payroll stock is awarded based on the fair market  value of our Class A common  stock on the date it is issued  and is only subject  to a de  minimis  transfer  restriction.  Our  executive  officers  are prohibited  from  receiving  payroll stock.  The restricted  stock is subject to forfeiture  in the event the employee  voluntarily  terminates  employment or is terminated  for cause prior to January 2003,  and is awarded based on a discount from the value of our Class A common stock on November  15,  2001,  the date the program was first announced.  Thus,  participants  electing restricted stock may receive up to 10% of their  compensation in restricted stock at $13.98 per share and may receive  amounts in excess of 10% of their  compensation  in  restricted

                                       12

stock at $12.43 per  share.  Virtually  all our  executive  officers  elected to receive  restricted  stock,  most  electing  amounts  in  excess of 10% of their compensation.

     The  Internal  Revenue  Code  generally  limits to $1 million the amount of compensation  that we may  deduct in any year with  respect  to  certain  of our
officers.   The  compensation   committee   endeavors  to  structure   executive
compensation so that most of that compensation  will be deductible.  At the same time,  the  compensation  committee has the authority to award  compensation  in
excess  of  the  $1  million  limit,   regardless  of  whether  such  additional
compensation  will be  deductible,  in cases  where the  compensation  committee determines that such compensation is appropriate.  Compensation awards in excess of the $1 million  limit,  if any, are most likely to occur in  connection  with
awards  earned  upon  the  completion  of  an  executive  officer's   multi-year
employment or similar agreement.

     Chief Executive Officer Compensation.  Mr. Smulyan is employed as our chief executive  officer pursuant to an employment  agreement that was amended in 1999 to extend the term to February 29, 2004 and to emphasize  the  performance-based portion of Mr.  Smulyan's  compensation.  Thus,  the amendment to the employment agreement  eliminated the provision that  automatically  increased Mr. Smulyan's salary by 10-15% per year and limited the increase to the rate of inflation.  At the same time, the amendment increased the potential annual bonus of Mr. Smulyan to an amount  equal to his annual  salary.  Mr.  Smulyan was not included in the annual  bonus  plan  adopted by the  compensation  committee  for the  executive officers  because he waived his bonus for the year prior to the  adoption of the plan.

     When Mr. Smulyan entered into the amendment to his employment  agreement in
1999, the committee also granted to Mr.  Smulyan  options to purchase  1,000,000 shares of Class B common  stock at a price per share of $28.25,  the fair market value on the date of grant.  These options are not generally  exercisable  until
March 1, 2006. However, options to purchase 200,000 shares become exercisable at the end of each  fiscal  year in which  either  our annual  broadcast  cash flow increases  from  the  previous  year  by a  percentage  specified  in the  grant agreement or the percentage increase in the average monthly fair market value of the Class A common stock during the fiscal year exceeds that of a specified peer group of  broadcasting  companies.  The committee  believes that the performance accelerated  vesting  feature of these options is more  favorable to our company than the  option  provisions  contained  in Mr.  Smulyan's  previous  employment arrangement because it creates an incentive for Mr. Smulyan to cause the company to meet certain performance targets but does not require the company to take the charge to earnings  that we had been forced to take when  options  were  granted under the prior  employment  arrangement.  Because  our  company  did not exceed either of the  performance  targets  specified in the option grant agreement for the last fiscal year, the vesting of the options to purchase  200,000 shares was not accelerated.

                         Compensation Committee Members
                         ------------------------------

                              Richard A. Leventhal
                                  Frank V. Sica
                               Lawrence B. Sorrel

                                       13

                               COMPENSATION TABLES

     The following table sets forth the  compensation  awarded to, earned by, or paid to the  chief  executive  officer  and the  four  most  highly  compensated executive  officers  other than the chief  executive  officer and an  additional former officer (collectively, the "Named Executive Officers") during each of the last three fiscal years. All stock  information in the following tables has been restated for the two-for-one stock split that occurred in February 2000.

                                                           Summary Compensation Table

                                                                                          Long-Term
                                                                                        Compensation
                                                  Annual Compensation                      Awards
                                      ---------------------------------------    ----------------------------
                                                                                                   Securities
                                           Fiscal                                 Restricted       Underlying         All
      Name and                          Year Ended                                  Stock           Options/        Other
   Principal Position                 February 28 (29)  Salary (2)   Bonus (3)     Awards(4)          SARs       Compensation
------------------------------------  ---------------- ----------   ----------   ------------     -----------   --------------

JEFFREY H. SMULYAN......................   2002        $   753,472  $    --      $  30,053 (5)          --      $   117,600 (7)
Chief Executive Officer, President         2001            782,324       --           --                --          119,400
And Chairman of the Board                  2000            765,175    911,137         --           1,200,000        130,000

RANDALL D. BONGARTEN....................   2002        $   434,962  $    --      $    --              50,000    $     --
Television Division President              2001            371,113     52,012         --              15,000          --
                                           2000            325,962     50,000         --              24,000          --

RICHARD F. CUMMINGS.....................   2002        $   433,817  $    --      $  277,453 (6)       50,000    $   124,470 (8)
Radio Division President                   2001            434,665    137,844       814,275              --           --
                                           2000            460,781    479,593         --                 --           --                                                                                         --

WALTER Z. BERGER........................   2002        $   340,972  $    --      $  536,400 (6)       50,000    $     --
Executive Vice President, Chief            2001            340,972     87,519         --              40,000         65,109
Financial Officer and Treasurer            2000            342,192    119,745         --              40,000         86,307

GARY L. KASEFF..........................   2002        $   340,972  $    --      $  536,400 (6)       40,000    $     --
Executive Vice President and General       2001            340,972     87,519         --              40,000          --
  Counsel                                  2000            338,532    119,745         --              40,000          --

DOYLE L. ROSE...........................   2002        $   433,808  $    --      $  277,453 (6)       50,000    $   172,152 (8)
Former Radio Division President (1)        2001            434,665    137,844       814,275              --           --
                                           2000            460,781    479,593         --                 --           --

------------------------------------

(1)  Mr. Rose was no longer an  executive  officer at the end of the last fiscal year.

(2)  Pursuant to the  deferred  issuance  option  under our equity  compensation program, Messrs.  Bongarten,  Cummings, Berger and Kaseff elected to forego payment of $10,038, $16,654, $13,077 and $13,077,  respectively,  in salary during  the fiscal  year ended  February  28,  2002 and to receive  instead shares of common  stock  issued in January 2003 at an issue price of $13.98 per share (with respect to the first 10% of cash compensation  foregone) or
     $12.43 per share (with respect to cash  compensation  foregone in excess of
     10%). See "Report of the Compensation Committee."

(3)  Includes both cash and stock bonuses.

(4)  An aggregate of 173,702 shares of restricted  stock were  outstanding as of
     February 28, 2002,  with a value of $4,658,688  based on the $26.82 closing price of the Class A Common Stock as of that date.  All of such shares were issued under the stock compensation program discussed in the "Report of the
     Compensation  Committee."  The only such shares  held by a Named  Executive
     Officer were 12,333 shares held by Mr.  Smulyan,  with a value of $330,771.
     To the extent we pay any dividends on our common stock,  outstanding shares of restricted stock would be entitled to such dividends.

(5)  Represents 2,283 shares issued pursuant to our equity compensation  program in lieu of salary  for the fiscal  year.  See  "Report of the  Compensation
     Committee."

(6)  Includes 10,345 shares of restricted stock for each of Mr. Cummings and Mr.
     Rose and 20,000 shares of  restricted  stock for each of Mr. Berger and Mr.
     Kaseff, as to which all restrictions have lapsed.

(7)  Represents  the value of  premiums  accrued  by us on a  split-dollar  life insurance policy.

(8)  Represents forgiveness of a loan.

                                       14

                                                     Option/SAR Grants in Last Fiscal Year

                                                                                                    Potential Realizable Value at
                                                                                                    Assumed Annual Rates of Stock
                                                   Individual Grants                              Price Appreciation for Option Term
                       ------------------------------------------------------------------------   ----------------------------------

                         Number of        % of Total
                         Securities      Options/SARs
                         Underlying       Granted to
                        Options/SARs     Employees in      Exercise or Base
       Name              Granted (#)     Fiscal Year       Price ($/Share)      Expiration Date        5%                10%
---------------------  --------------   -----------------  ------------------   ---------------   ------------      ------------
Jeffrey H. Smulyan           --               --           $      --                    --        $      --         $       --
Randall D. Bongarten        50,000           5.0%               29.00                2/28/11           938,000         2,475,000
Richard F. Cummings         50,000           5.0%               29.00                2/28/11           938,000         2,475,000
Walter Z. Berger            50,000           5.0%               29.00                2/28/11           938,000         2,475,000
Gary L. Kaseff              40,000           4.0%               29.00                2/28/11           750,400         1,980,000
Doyle L. Rose               50,000           5.0%               29.00                2/28/11           938,000         2,475,000

                                              Aggregated Option/SAR Exercises in Last Fiscal Year
                                                     and Fiscal Year-End Option /SAR Values

                                                       Number Of Securities Underlying
                                                       Unexercised Options/SARs At             Value of Unexercised In-the-Money
                                                            Fiscal Year End                     Options/SARs at Fiscal Year End
                                                       --------------------------------     ------------------------------------
                             Shares
                           Acquired on        Value
           Name              Exercise        Realized   Exercisable      Unexercisable       Exercisable        Unexercisable
 ------------------------   -----------   -----------   -----------      ------------        ------------      ---------------
Jeffrey H. Smulyan              --        $    --         600,000           800,000         $  5,874,000       $      --
Randall D. Bongarten            --             --          50,667            38,333               98,940              --
Richard F. Cummings           9,600          183,888      239,167            33,333            1,503,975              --
Walter Z. Berger               --              --          83,334            46,666              164,900              --
Gary L. Kaseff                9,998           44,955      114,203            39,999              335,871              --
Doyle L. Rose...........      9,600          183,888      239,167            33,333            1,503,975              --

                      Equity compensation Plan Information

     The following  table gives  information  about our common stock that may be issued  upon the  exercise  of  options,  warrants  and rights  under all of our existing equity  compensation plans as of February 28, 2002. These plans include the 1994 Equity Incentive Plan, the 1995 Equity Incentive Plan, the Non-Employee
Director  Stock Option Plan,  the 1997 Equity  Incentive  Plan,  the 1999 Equity
Incentive  Plan, the 2001 Equity  Incentive Plan and the Employee Stock Purchase
Plan.  Our  shareholders  have  approved all of these plans.  The table does not include  information about the proposed 2002 Equity  Compensation Plan which has not yet been approved by shareholders.

                                                                                                     Number of Securities Remaining
                                              Number of Securities to        Weighted-Average        Available for Future Issuance
                                              beIssued Upon Exercise         Exercise Price of       under Equity Compensation Plans
                                              of Outstanding Options,        Outstanding Options,       (Excluding Securities
                                                Warrants and Rights          Warrants and Rights       Reflected in Column (a))
                        Plan Category                 (a)                           (b)                          (c)
                        -------------            ---------------------      -----------------------  ------------------------------
Equity Compensation Plans Approved by Security
      Holders....................................  5,515,713 (1)                25.39   (1)                  2,753,615   (2)
Equity Compensation Plans Not Approved by
      Security Holders...........................       --                         --                             --
Total............................................  5,515,713 (1)                25.39   (1)                  2,753,615   (2)
-------------------
(1)  Includes  762,200  shares  estimated to be issuable in 2003 to employees in lieu of  current  salary  pursuant  to  contract  rights  under  our  stock compensation program. See "Report of the Compensation Committee." The exact number and price of shares to be issued  depends  upon actual  compensation during the period  prior to  issuance  and  changes in our share  price and cannot be determined at this time. Thus, the weighted  averages in Column B do not reflect  these shares.  The amount in Column A excludes  obligations under employment contracts to issue bonus shares in the future.

(2)  Includes 338,846 shares available under the initial  authorization  for the
     Employee Stock  Purchase  Plan. The number of shares  reserved for issuance under this plan is automatically  increased on the first day of each fiscal year  beginning  March 1, 2002,  by the lesser of 0.5% of the common shares outstanding on the last day of the immediately  preceding  fiscal year or a lesser  amount  determined  by our board of  directors.  On March 6,  2002, options were granted to employees for an additional 958,667 shares.

                                       15

                              Employment Agreements

     During the fiscal year ended February 28, 1994, we entered into a five-year employment  agreement with Jeffrey H. Smulyan  pursuant to which Mr. Smulyan was employed as chairman of the board of directors and chief executive officer. This employment  agreement  expired by its terms on  February  28,  1999.  We and Mr.
Smulyan entered into an amendment to the employment agreement effective March 1,
1999  which  extended  the  term  to  February  29,  2004.  Mr.  Smulyan's  base compensation during the last fiscal year was approximately $782,000. The amended agreement basically limited future annual increases of his salary to the rate of inflation.  In addition, the agreement as amended provides for annual bonuses to be set by our board of  directors  ranging  from a minimum  of  $50,000  up to a maximum of 100% of Mr.  Smulyan's  annual base salary  (plus an  adjustment  for inflation).  Mr. Smulyan also received  options to purchase  1,000,000 shares of common  stock  (after  adjustment  for the stock  split) at a price per share of
$28.25 pursuant to the agreement.  Under the agreement,  Mr. Smulyan retains the right to participate in all our employee benefit plans for which he is otherwise eligible.  The agreement with Mr. Smulyan is subject to termination by our board of directors or by Mr.  Smulyan,  either without cause or for cause, at any time upon notice.  In the event we terminate Mr. Smulyan's  employment  without cause
(as  defined  in the  agreement)  or in the event  Mr.  Smulyan  terminates  his employment  for good  reason  (as  defined  in the  agreement),  Mr.  Smulyan is entitled to receive  the  present  value of the  applicable  base and  incentive compensation  through  a date  five  years  after  the date of  termination.  In addition,  the agreement  entitles Mr. Smulyan to certain  termination  benefits upon  disability,  death or a change in control (as defined in the agreement) of our company.  Following a termination of Mr. Smulyan's employment,  other than a termination  by us without cause (as defined in the  agreement) or a termination by Mr.  Smulyan with good reason (as defined in the  agreement),  Mr. Smulyan is prohibited  from engaging in a business in  competition  with us for a period of two years after the date of termination.

     Our  employment  agreements  with  Richard  F.  Cummings  and Doyle L. Rose expired on February 28, 2001, and our employment agreement with Walter Z. Berger expired on February 28, 2002.  We are  currently in  discussions  regarding  new employment agreements with Mr. Cummings and Mr. Berger. Mr. Rose is no longer an officer, and we have entered into a consulting arrangement with him.

                                       16

                                Performance Graph

     The  following  line graph  compares  the yearly  percentage  change in the cumulative  total  shareholder  return  on the  Class A  common  stock  with the cumulative  total return of the Nasdaq  Stock  Market  Index and the  cumulative total  return of the  Nasdaq  Telecommunications  Stock  Market  Index (an index containing performance data of radio, telephone, telegraph, television and cable television  companies) from February 28, 1997, to the fiscal year ended February
28, 2002. The  performance  graph assumes that an investment of $100 was made in the Class A common  stock and in each index on  February  28,  1997 and that all dividends were reinvested.

[GRAPH OMITTED]

                                         Feb-97       Feb-98         Feb-99          Feb-00         Feb-01          Feb-02
Emmis.................................    $100         $143           $134            $233           $153            $155
Nasdaq Stock Market...................    $100         $137           $178            $364           $166            $135
Nasdaq Telecommunications.............    $100         $171           $278            $475           $185            $ 89

                              Shareholder Proposals

     Any of our shareholders wishing to have a proposal considered for inclusion in our 2003 proxy solicitation materials must set forth such proposal in writing and file it with our  corporate  secretary on or before the close of business on
January 30, 2003. In addition,  our by-laws provide that any shareholder wishing to nominate a candidate  for  director or propose  other  business at the Annual
Meeting must give us written  notice 60 days before the meeting,  and the notice must provide  certain other  information as described in the by-laws.  Copies of the by-laws are  available  to  shareholders  free of charge upon request to our corporate  secretary.  Our  board  of  directors  will  review  any  shareholder proposals that are filed as required and will  determine  whether such proposals meet applicable criteria for inclusion in our 2003 proxy solicitation  materials or consideration at the 2003 annual meeting.  In addition,  we retain discretion to vote  proxies  on  matters  of  which  we are not  properly  notified  at our principal  executive  offices  on or before the close of  business  on April 15,
2003, and also retain that authority under certain other circumstances.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires our officers and directors, and persons who own more than 10% of existing common stock,  to file with the Securities and Exchange  Commission  reports  detailing their  ownership  of  existing  common  stock  and  changes  in such  ownership.

                                       17

Officers, directors and greater than 10% shareholders are required by Commission regulations  to furnish us with  copies of all  Section  16(a)  forms they file.
Based  solely on review of the copies of such forms  furnished to us, we believe that during the last fiscal year all  officers,  directors  and greater than 10%
shareholders complied with the filing requirements of Section 16(a).

                    MATTERS RELATING TO INDEPENDENT Auditors

     Our financial  statements  for the fiscal year ended February 28, 2002 were certified by Arthur  Andersen LLP.  Representatives  of Arthur  Andersen LLP are
expected to attend the annual  meeting with the  opportunity to make a statement if they  desire  to do so,  and will be  available  to  respond  to  appropriate questions.

     For the fiscal year ended February 28, 2002,  Arthur Andersen billed us for professional services as follows:

      Audit fees and fees for quarterly reviews of consolidated
            financial statements..................................................................              $    325,000
      Financial information systems design and implementation fees................................                   135,000
      All other fees:
            Tax consultation......................................................................     $208,000
            Public and private debt and equity offerings..........................................      192,000
            Audit-related consultation on potential separation of
                  radio and television divisions..................................................      143,000
            Statutory audits of foreign subsidiaries..............................................      129,000
            Other audit-related services..........................................................       77,000
                                                                                                      ---------
          Total other fees......................................................................                     749,000
                                                                                                                 -----------
      Total fees paid to auditors.................................................................                $1,209,000
                                                                                                                 ===========

                                  Annual Report

     A copy of our Annual  Report for the year ended  February 28, 2002 was sent to all of our shareholders of record as of May 4, 2002. The Annual Report is not to be considered as proxy solicitation material.

                                  Other Matters

     Our board of directors  knows of no other matters to be brought before this annual meeting.  However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                            Expenses of Solicitation

     The entire expense of soliciting proxies, including preparing,  assembling, printing and mailing the proxy form and the material used in the solicitation of proxies,  will be paid by us.  Solicitations  may be made in person, or by mail,
telephone,   facsimile  or  other  means  of  electronic  communication  by  our directors,  officers and other  employees and none of those persons will receive any additional  compensation in connection with the  solicitation.  We also will request  record holders of shares  beneficially  owned by others to forward this proxy statement and related  materials to the beneficial  owners of such shares, and will reimburse those record holders for their reasonable  expenses  incurred in doing so.
                         Householding of Proxy Materials

     In December of 2000,  the Securities  and Exchange  Commission  adopted new rules that permit companies and  intermediaries  (e.g.,  brokers) to satisfy the delivery  requirements for proxy statements with respect to two or more security holders  sharing  the  same  address  by  delivering  a single  proxy  statement

                                       18

addressed to those security holders. This process, which is commonly referred to as "householding,"  potentially means extra convenience for security holders and cost savings for companies.

     This year, in accordance  with the notice we sent you last year, we will be
"householding" our proxy materials.  A number of brokers with accountholders who are Emmis  shareholders will be  "householding"  our proxy materials as well. As indicated in the notices previously  provided,  a single proxy statement will be
delivered  to  multiple   shareholders   sharing  an  address  unless   contrary
instructions  have been  received  from an affected  shareholder.  Once you have received notice from your broker or us that  communications to your address will be "householded," it will continue until you are notified otherwise or until you revoke  your  consent.  If, at any time,  you no longer wish to  participate  in
"householding"  and would prefer to receive a separate proxy  statement,  please notify your broker if you hold your Emmis shares through a broker,  or notify us directly  if you  are a  shareholder  of  record  by  sending  us an  e-mail  at
ir@emmis.com, calling us toll-free at 1-866-Emmis-03 (1-866-366-4703) or writing to us at Emmis Communications Corporation,  Investor Relations, One Emmis Plaza,
40 Monument Circle, Indianapolis, Indiana 46204.

     If you currently  receive  multiple  copies of the proxy  statement at your address and would like to request  "householding"  of your  communications,  you should  contact your broker or, if you are a direct holder of Emmis shares,  you should  submit a written  request to First Union  National  Bank,  our  transfer agent, at First Union National Bank,  Shareholder Services,  3C3, 1525 West W.T.
Harris Boulevard, Charlotte, North Carolina 28288-1153.

                                       19

                      (This page intentionally left blank)

                                                                      Exhibit A

                        EMMIS COMMUNICATIONS CORPORATION
                          2002 EQUITY COMPENSATION PLAN

     1.  Purpose.  The  primary  purposes  of the  Plan  are to  provide  equity compensation in lieu of cash compensation for employees, officers, directors and independent  contractors  of the  Company  and  its  subsidiaries,  to  increase
employee,   officer,   director  and  independent   contractor  stock  ownership
opportunities  and to improve the Company's ability to attract and retain a team of outstanding employees, officers, directors and independent contractors.

     2.  Definitions.  As  used  in  the  Plan,  terms  defined  parenthetically immediately  after  their  use have the  respective  meanings  provided  by such definitions  and the terms set forth  below have the  following  meanings  (such meanings to be equally  applicable  to both the singular and plural forms of the terms defined):

     "Affiliate"  means,  with  respect to a specified  person,  a person  that, directly  or  indirectly  through  one  or  more  intermediaries,  controls,  is controlled by, or is under common control with, the person specified.
     "Award" means  Options,  shares of  Restricted  Stock,  Stock  Appreciation
Rights or Performance Units granted under the Plan.

     "Award Agreement" has the meaning specified in Section 4(b)(vi).

     "Board" means the Board of Directors of the Company.

     "Cause" means, unless otherwise determined by the Committee,  conviction of the Grantee of any felony or other crime  involving  dishonesty,  fraud or moral turpitude, or the Grantee's habitual neglect of his duties;  provided,  however, that if a Grantee is subject to an  employment  agreement  with the Company or a
Subsidiary,  or has a Personal Services Contract , "cause" shall mean any breach of such  agreement or contract by the Grantee giving the Company or a Subsidiary the right to terminate the agreement or contract.

     "Change in  Control"  means any of the  following:  (i) any person or group
(other than a Subsidiary or any employee  benefit plan (or any related trust) of the Company or a  Subsidiary,  and other than Jeffrey H. Smulyan or an Affiliate of Mr. Smulyan)  becomes after the Effective Date the beneficial owner of 25% or more of either the then  outstanding  Stock or the combined  voting power of the then  outstanding  voting  securities  of the  Company  entitled  to vote in the election of  directors,  except that (A) no such person or group shall be deemed to own beneficially any securities  acquired  directly from the Company pursuant to a written agreement with the Company unless such person or group subsequently becomes the  beneficial  owner of additional  Stock or voting  securities of the
Company other than pursuant to a written agreement with the Company,  and (B) no
Change in Control shall be deemed to have occurred  solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then outstanding  common shares of such corporation and the combined  voting  power  of the  then  outstanding  voting  securities  of  such corporation  entitled to vote in the election of directors are then beneficially owned, directly or indirectly,  by the persons who were the beneficial owners of the  Stock  and  voting  securities  of  the  Company  immediately  before  such acquisition in substantially the same proportion as their ownership, immediately before such acquisition,  of the outstanding Stock and the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election  of  directors;  (ii)  individuals  who,  as  of  the  Effective  Date, constitute  the  Board  (the  "Incumbent  Directors")  cease  for any  reason to constitute at least a majority of the Board;  provided that any  individual  who becomes a director  after the Effective Date whose  election,  or nomination for election  by the  Company's  shareholders,  was  approved  by a vote or  written consent of at least  two-thirds of the directors  then  comprising the Incumbent
Directors  shall be  considered  as though  such  individual  were an  Incumbent
Director,  but excluding,  for this purpose,  any such individual  whose initial assumption  of office is in  connection  with an actual or  threatened  election contest  relating to the election of the directors of the Company (as such terms are  used  in Rule  14a-11  under  the  Exchange  Act);  (iii)  approval  by the shareholders  of the Company of (A) a merger,  reorganization  or  consolidation with  respect to which the  individuals  and  entities  who were the  respective beneficial owners of the Stock and voting securities of the Company  immediately before such merger,  reorganization  or consolidation do not, after such merger, reorganization or consolidation,  beneficially own, directly or indirectly, more than 60% of,  respectively,  the then outstanding common shares and the combined

                                      A-1

voting power of the then outstanding  voting securities  entitled to vote in the
election  of  directors  of  the   corporation   resulting   from  such  merger,
reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other  disposition of all or substantially  all of the assets of the Company; or (iv) such other event(s) or circumstance(s) as are determined by the  Committee  to  constitute  a  Change  in  Control.  Notwithstanding  the foregoing  provisions  of this  definition,  a Change in Control of the  Company shall be deemed  not to have  occurred  with  respect  to any  Grantee,  if such
Grantee is, by written  agreement  executed  prior to such Change in Control,  a participant  on such  Grantee's own behalf in a transaction in which the persons
(or their  Affiliates) with whom such Grantee has the written  agreement Acquire the Company  (as defined  below)  and,  pursuant to the written  agreement,  the
Grantee  has an equity  interest in the  resulting  entity or a right to acquire such an equity interest.

     For the  purposes  of this  definition,  "Acquire  the  Company"  means the acquisition of beneficial ownership by purchase, merger, or otherwise, of either more than 50% of the Stock (such  percentage to be computed in  accordance  with
Rule  13d-3(d)(1)(i)  of the SEC under the Exchange Act) or substantially all of the assets of the Company or its successors; "person" means such term as used in
Rule 13d-5 of the SEC under the Exchange Act; "beneficial owner" means such term as defined in Rule 13d-3 of the SEC under the Exchange  Act;  and "group"  means such term as defined in Section 13(d) of the Exchange Act.

     "Class A Common  Stock" means the Class A Common Stock of the Company,  par value $.01 per share.

     "Class B Common  Stock" means the Class B Common Stock of the Company,  par value $.01 per share.

     "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings  thereunder.  References  to a particular  section of the Code shall include references to successor provisions.

     "Committee"  means the  Compensation  Committee  of the Board or such other committee or subcommittee appointed by the Board or the Compensation Committee.

     "Company" means Emmis Communications Corporation, an Indiana corporation.

     "Disability"  means,  with respect to the  exercise of an  incentive  stock option after  Termination  of  Employment,  a  disability  within the meaning of
Section  22(e)(3) of the Code, and for all other purposes,  a mental or physical condition  which,  in the opinion of the Committee,  renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time  disability  was  incurred, and which is expected to be permanent or for an indefinite duration.

     "Effective Date" means June 25, 2002.

     "Eligible Transferee" has the meaning specified in Section 12(b).

     "Exchange  Act" means the  Securities  Exchange  Act of 1934,  as  amended.
References  to a  particular  section of, or rule under,  the Exchange Act shall include references to successor provisions.

     "Fair  Market  Value"  of any  security  of the  Company  means,  as of any applicable  date:  (i) if the  security  is listed  for  trading  on a  national securities  exchange or on the NASDAQ Stock  Market,  the average of the highest and lowest trading prices of the security as reported by such exchange or market on such date,  or if no  reported  sales  occurred  on such  date,  on the first preceding date on which a reported sale of the security shall have occurred,  or
(ii) if the security is not listed for trading on a national securities exchange or on the NASDAQ  Stock  Market,  or if the  Committee  determines  that another measurement  method is more appropriate to implement one or more of the purposes of the Plan,  the fair market value of the security as  determined in good faith by the Committee.

     "Grant Date" means the date of grant of an Award  determined  in accordance with Section 6.

     "Grantee" means an individual or Personal Service Corporation that has been granted an Award.

                                      A-2

     "Immediate  Family Member" or "Immediate  Family Members" means the spouse, the children or the grandchildren of a Grantee.

     "Incentive Stock Option" means an Award under Section 7(b).

     "including" means "including, without limitation."

     "Measuring Period" has the meaning specified in Section 10(a)(i)(B).

     "Option" means an Award under Section 7.

     "Option  Price" means the per share  purchase price of (i) Stock subject to an Option or (ii) Restricted Stock subject to an Option.

     "Parent" means any corporation,  partnership or limited  liability  company
(other than the Company) in an unbroken chain of  corporations,  partnerships or limited  liability  companies  ending  with the  Company,  if at the time of the granting of an Award under the Plan, each of such corporations,  partnerships or
limited  liability  companies  other  than  the  Company  owns  stock,   general
partnership interests or membership interests,  as the case may be, possessing a majority of the total  combined  voting  power of all classes of stock,  general partnership  interests or membership  interests,  as the case may be (whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency), in one of the other corporations, partnerships or limited liability companies in such chain

     "Performance Goals" has the meaning specified in Section 10(a)(i).

     "Performance Percentage" has the meaning specified in Section 10(a)(i)(C).

     "Performance  Units" means units  established by the Committee for purposes of granting an Award under Section 10.

     "Personal  Services  Contract"  means any  written  contract  or  agreement pursuant to which a corporation, partnership, limited liability company or other entity is to provide to the Company or a Subsidiary  the services of one or more individuals.
     "Personal Service  Corporation" means a corporation,  partnership,  limited liability  company or other  entity  that has a Personal  Services  Contract  in effect.

     "Plan" means the Emmis Communications  Corporation 2002 Equity Compensation
Plan.

     "Prior Plans" means the Emmis Broadcasting Corporation 1986 Stock Incentive
Plan,  the Emmis  Broadcasting  Corporation  1992 Stock Option  Plan,  the Emmis
Broadcasting  Corporation  1994 Equity  Incentive  Plan, the Emmis  Broadcasting
Corporation 1997 Equity Incentive Plan and the Emmis Communications  Corporation
1999 Equity Incentive Plan.

     "Reload Option" has the meaning specified in Section 7(c).

     "Restricted Stock" means Stock awarded pursuant to Section 8.

     "SEC" means the Securities and Exchange Commission.

     "Stock" means the Class A Common Stock and the Class B Common Stock.

     "Stock Appreciation Rights" means Awards under Section 9.

     "Subsidiary"  means  any  corporation,  partnership  or  limited  liability company (other than the Company) in an unbroken chain of corporations  beginning with the  Company  if, at the time of the  granting  of an Award under the Plan,

                                       A-3

each of the corporations, partnerships or limited liability companies other than the last  corporation,  partnership or limited liability company in the unbroken chain owns stock, general partnership interests or membership interests,  as the case may be,  possessing  a majority of the total  combined  voting power of all classes of stock, general partnership interests or membership interests,  as the case  may be  (whether  at all  times  or only so long  as no  senior  class  of securities  has such voting power by reason of any  contingency),  in one of the other corporations, partnerships or limited liability companies in such chain.

     "Termination  of Employment"  means a cessation of a business  relationship with the  Company  or its  Subsidiaries  which  occurs  (a) with  respect  to an employee of the Company or a Subsidiary,  the first day an individual is for any reason  entitled to severance  payments under the Company's or any  Subsidiary's personnel  policies  or is no  longer  employed  by  the  Company  or any of its
Subsidiaries,  or,  with  respect  to an  individual  who  is an  employee  of a corporation  constituting  a Subsidiary,  the first day such  corporation  is no longer a  Subsidiary,  (b) with respect to a director of the Company,  the first day he or she ceases to be a director  of the  Company,  (c) with  respect to an independent  contractor  of the  Company  or a  Subsidiary,  the  first  day the independent  contractor  is no  longer  providing,  and is not  expected  by the
Company  to  provide,  services  to the  Company or a  subsidiary,  or, (d) with respect  to a Personal  Service  Corporation,  the first day after the  Personal
Service Contract has expired or terminated and is not expected by the Company to be  extended  or  renewed.  Notwithstanding  the  foregoing,  a  Termination  of
Employment  pursuant  to any of clauses  (a)  through (d) shall not be deemed to occur  with  respect  to any  Options  that  are  vested  on the date on which a
Termination of Employment  would otherwise be deemed to have occurred so long as a Grantee continues to provide services to the Company or a Subsidiary in one or more of the capacities specified in clauses (a) through (d) above.

      3.    Scope of the Plan.

     (a)  Number of  Shares.  Subject to Section  3(c),  an  aggregate  of three million (3,000,000) shares of Stock is hereby made available and is reserved for delivery,  of which not more than one and one half million (1,500,000) shares of
Stock may be  delivered on account of the exercise of Options and the payment of benefits upon the exercise of Stock  Appreciation  Rights, and not more than one and one half million  (1,500,000) shares of Stock may be delivered on account of the grant of Restricted Stock or the Award of Performance Units that are paid in shares  of Stock.  Subject  to the  foregoing  limit,  shares  of Stock  held as treasury shares may also be used for or in connection with Awards.  No more than one million  (1,000,000)  shares of Class B Common Stock shall be available  for grant and issuance under the Plan.  Awards of or pertaining to shares of Class B
Common  Stock may be  granted  only to Jeffrey H.  Smulyan  or an  Affiliate  of
Smulyan (as defined in the Company's Articles of Incorporation,  as amended from time to time).  Issuance of either  Class A Common Stock or Class B Common Stock as or  pursuant  to an Award  shall  reduce the shares  available  for grant and issuance under the Plan.

     (b) Limit on Awards.  Subject to Section  3(a) as to the maximum  number of shares of Stock  available for delivery in  connection  with Awards and Sections
3(c) and 27, the maximum number of Awards that may be granted to each Grantee in each  calendar  year during any part of which the Plan is in effect  shall be as follows:

     (i)   With respect to Stock subject to Options, 1,000,000 shares;

     (ii)  With respect to Stock subject to Stock Appreciation Rights, 1,000,000 shares;

     (iii) With respect to  Restricted  Stock (not issued in payment of an Award of  Performance  Units), that number of shares of Stock whose value equals the lesser of (A) 700% of such Grantee's base salary and bonus for such year or (B)  $10,000,000 (based on the Fair Market Value of
           Stock on the date the award is granted, not the date the Award vests or is paid);

     (iv)  With respect to Awards of Performance  Units, that number of shares of Stock whose value equals the lesser of (A) 700% of such Grantee's base salary and bonus for such year or (B)  $10,000,000 (based on the
           Fair  Market  Value of Stock on the date the Award is granted, not the date the Award is earned or paid).

     (c)   Re-Use of Shares.  If and to the extent an Award or any portion thereof

                                      A-4

shall expire or terminate for any reason  without  having been exercised in full or shall be forfeited,  shares of Stock  available for such Award or any portion thereof (including  restricted stock) and stock  appreciation  rights associated with such Award shall become  available for other Awards.  If a Grantee pays all or part of the exercise price, if any,  associated with an Award by the transfer of Stock or the surrender  (including by attestation) of all or part of an Award
(including  the Award being  exercised),  such Stock will also be available  for grant under this Plan,  without reducing the number of shares of Stock available in any calendar year for grant of Awards.

      4.    Administration.

     (a) General.  The Plan shall be administered by the Committee,  which shall consist  of  persons  who  are  appointed  by  the  Board.  Notwithstanding  the requirements  contained in the immediately preceding sentence,  the Board or the
Committee may, in its discretion, delegate to a committee or subcommittee of the
Board or the Committee any or all of the  authority  and  responsibility  of the
Committee.  Such other  committee  or  subcommittee  may  consist of two or more directors  who may,  but need not, be officers or employees of the Company or of any of its  Subsidiaries.  To the  extent  that the Board or the  Committee  has
delegated  to  such  other   committee  or   subcommittee   the   authority  and
responsibility of the Committee pursuant to the foregoing, all references to the
Committee  in the  Plan  shall  be to  such  other  committee  or  subcommittee.
Notwithstanding  the  foregoing,  the Board shall at all times have the right to make Awards,  administer the Plan,  and otherwise  exercise the authority of the
Committee under the Plan, and to the extent the Board does so, references to the
Committee in the Plan shall be to the Board.

     (b) Authority of the  Committee.  The  Committee  shall have full power and final authority, in its discretion, but subject to the express provisions of the
Plan,  as  follows:  (i) to  select  Grantees,  (ii) to grant  Awards,  (iii) to determine  (A) when Awards may be granted,  (B)  whether or not  specific  Stock
Appreciation Rights shall be identified with a specific Option,  specific shares of Restricted  Stock,  or specific  Performance  Units and, if so,  whether they shall be exercisable cumulatively with, or alternatively to, such Option, shares of  Restricted  Stock,  or  Performance  Units,  and (C) whether or not specific
Performance Units shall be identified with a specific Option, specific shares of
Restricted  Stock, or specific Stock  Appreciation  Rights under the Plan or any
Prior Plan and, if so, whether they shall be exercisable  cumulatively  with, or alternatively to, such Option, shares of Restricted Stock, or Stock Appreciation
Rights,  (iv) to interpret the Plan and to make all determinations  necessary or advisable  for the  administration  of the Plan,  (v) to prescribe,  amend,  and rescind  rules  relating  to the  Plan,  including  rules  with  respect  to the
exercisability  and   nonforfeitability   of  Awards  upon  the  Termination  of
Employment  of a Grantee,  (vi) to  determine  the terms and  provisions  of any written agreement by which an Award may be granted ("Award  Agreements") and, to modify any such Award  Agreement  at any time,  with the  consent of the Grantee when required,  (vii) to accelerate the  exercisability of, and to accelerate or waive any or all of the  restrictions  and conditions  applicable to, any Award,
(viii) to make such  adjustments or  modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,  (ix) to  impose  such  additional  conditions,  restrictions,  and limitations  upon the grant,  exercise or retention  of Awards as the  Committee may, before or concurrently with the grant thereof, deem appropriate,  including
requiring   simultaneous   exercise  of  related   identified   Options,   Stock
Appreciation  Rights,  and  Performance  Units and  limiting the  percentage  of
Options, Stock Appreciation Rights, and Performance Units which may from time to time be exercised by a Grantee, and (x) to require Awards to be transferred to a non-grantor trust for the benefit of the Grantee.

     (c) Determinations of the Committee; No Liability. The determination of the
Committee on all matters  relating to the Plan or any Award  Agreement  shall be conclusive and final.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5. Eligibility.  Awards may be granted to or for the benefit of any current
or  former  employee,   officer,  director,   Personal  Service  Corporation  or
independent  contractor of the Company or any of its Subsidiaries.  In selecting the Grantees to whom Awards may be granted, as well as in determining the number of shares of Stock subject to and the other terms and  conditions  applicable to each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

                                       A-5

      6.    General Terms and Conditions of Grants.

     (a) Grant  Date.  The Grant Date of an Award shall be the date on which the
Committee grants the Award or such other date as the Committee may determine.

     (b) Maximum Term.  The term of each Award (subject to Section 7(b) and 7(c)
with respect to Incentive Stock Options and Reload Options,  respectively) shall be a period of not more than ten (10)  years from the Grant  Date,  and shall be subject to earlier termination as herein provided.

     (c)  Tandem  Awards.  A Grantee  may,  if  otherwise  eligible,  be granted additional Awards in any combination.

      7.    Options.

     (a) Grant of Options and Option  Price.  The  Committee may grant an Option containing  such terms,  conditions  and  restrictions  as the  Committee  deems appropriate (including but not limited to a reload option);  provided,  however, that the Option Price of any Option shall not be less than the Fair Market Value of the Stock on the Grant Date.
     (b) Grant of Incentive  Stock Options.  Without  limiting the generality of the foregoing,  the Committee may designate that an Option shall be made subject to restrictions  that permit it to qualify as an "incentive  stock option" under the requirements of Section 422 of the Code.  Notwithstanding  the foregoing and
Section 4(b)(vi),  the Committee may, without the consent of the Grantee, at any time  before  the  exercise  of an Option  (whether  or not an  Incentive  Stock
Option),  take any action necessary to prevent such option from being treated as an Incentive Stock Option.

     (c) Grant of Reload  Options.  The  Committee may from time to time, in its discretion,  adopt a policy,  which policy shall not remain in effect for longer than 12 months  at a time,  but which may be  adopted  for  successive  12-month periods, under which each Grantee who exercises while the policy is in effect an
Option  for  shares  of  Stock  which  have a Fair  Market  Value on the date of exercise  equal to not less than 100% (or such greater  percentage  set forth in the policy) of the Option Price for such Options ("Exercised  Options") and pays the Option Price with shares of Stock,  shall be granted,  subject to Section 3, additional  Options  ("Reload  Options")  in an amount equal to the sum ("Reload
Number") of the number of shares of Stock  tendered to  exercise  the  Exercised
Options plus, if so provided by the Committee, the number of shares of Stock, if any,  retained by the Company in  connection  with the exercise of the Exercised
Options to satisfy any federal, state or local tax withholding requirements. The
Committee  may, in its  discretion,  provide that the Reload Option policy shall not apply to Options  which would  expire  within  such period as the  Committee determines, in its discretion, from the effective date of the policy.

     (d) Terms and  Conditions  for  Reload  Options.  Reload  Options  shall be subject  to the  following  terms and  conditions:  (i) the Grant  Date for each
Reload Option shall be the date of exercise of the Exercised  Option to which it relates;  (ii)  the  Reload  Option  may be  exercised  at any time  during  the unexpired term of the Exercised Option (subject to earlier  termination  thereof as provided in the Plan and in the applicable  Award  Agreement);  and (iii) the terms of the  Reload  Option  shall be the  same as the  terms of the  Exercised
Option to which it  relates,  except  that the  Option  Price  shall be the Fair
Market Value of the Stock on the Grant Date of the Reload Option;

     (e)  Exercise of Options.  Each Option shall be  exercised,  in whole or in part,  by  delivery  to the  Company of written  notice of intent to  purchase a specific  number of shares of Stock  subject to the Option.  The Option Price of any shares of Stock or shares of restricted stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:
(i) cash;  (ii)  shares of Stock that have been held by the Grantee for at least six  months,  each  valued  at the Fair  Market  Value  on the date of  exercise
(including  through an  attestation  procedure);  (iii) with the approval of the
Committee,  shares of restricted stock that have been held by the Grantee for at least six months,  each  valued at the Fair Market  Value of a share of Stock on the date of  exercise;  (iv) by waiver of  compensation  due or  accrued  to the
Grantee for services rendered; (v) with the consent of the Committee,  by tender of  property;  (vi)  provided  that a public  market for the Stock  exists:  (A)
through a "same day sale"  commitment from the Grantee and a broker-dealer  that is a member of the National Association of Securities Dealers (an "NASD Dealer")
whereby the  Grantee  irrevocably  elects to  exercise  the Option and to sell a portion of the Stock so  purchased  in order to pay for the Option,  and whereby

                                      A-6

the NASD Dealer  irrevocably  commits  upon receipt of such Stock to forward the
Option Price directly to the Company;  or (B) through a "margin" commitment from the  Grantee  and an NASD  Dealer  whereby  the  Grantee  irrevocably  elects to exercise the Option and to pledge the Stock so purchased to the NASD Dealer in a margin  account as security for a loan from the NASD Dealer in the amount of the
Option Price,  and whereby the NASD Dealer  irrevocably  commits upon receipt of such Stock to forward the Option Price  directly to the Company;  or (C) through any other  procedure  pursuant  to which the  Grantee  delivers to the Company a properly  executed  exercise  notice and  instructions  to deliver the resulting
Stock to a stock broker that are intended to satisfy the  provisions  of Section
220.  3(e)(4) of  Regulation  T issued by the Board of  Governors of the Federal
Reserve  System as in effect from time to time;  (vii) in the  discretion of the
Committee  and to the extent  permitted by law, in  accordance  with Section 14;
(viii) by the  surrender of all or part of the Option being  exercised,  or (ix)
such other payment method or procedure as the Committee may approve.

     (f) Use of  Restricted  Stock to Pay  Option  Price.  If  restricted  stock
("Tendered  Restricted Stock") is used to pay the Option Price for Stock subject to an  Option,  then a number of shares of Stock  acquired  on  exercise  of the
Option equal to the number of shares of Tendered  Restricted Stock shall, unless the Committee  provides  otherwise,  be subject to the same  restrictions as the
Tendered Restricted Stock,  determined as of the date of exercise of the Option.
If the  Option  Price for  restricted  stock  subject  to an Option is paid with
Tendered  Restricted Stock, and if the Committee  determines that the restricted stock acquired on exercise of the Option is subject to  restrictions  that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding  the preceding  sentence,  all the restricted  stock acquired on exercise  of the Option  shall,  unless the  Committee  provides  otherwise,  be subject to such restrictions.

      8.    Restricted Stock.

     (a) Grant of Shares of Restricted Stock.  Before the grant of any shares of
Restricted Stock, the Committee shall determine, in its discretion:  (i) the per share  purchase  price  of  such  shares  (which  may be  zero),  and  (ii)  the restrictions,  if any, applicable to such grant; provided,  however, that if the per share  purchase  price is zero,  the  consideration  for the shares shall be deemed  to be prior  service  to the  Company  or its  Subsidiaries  unless  the
Committee specifies other consideration.

     (b)  Exercise.  Payment of the  purchase  price (if greater  than zero) for shares of  Restricted  Stock  shall be made in full by the  Grantee  before  the delivery of such  shares.  Such  payment may, at the election of the Grantee and unless the Committee  otherwise provides in the Award Agreement,  be made in any one or any combination of the following: (i) cash, (ii) Stock valued at its Fair
Market Value on the date of payment,  or (iii) shares of Restricted  Stock, each valued  at the Fair  Market  Value  of a share of Stock on the date of  payment;
provided  that:  (A)  in  the  discretion  of the  Committee  and to the  extent permitted by law,  payment may also be made in  accordance  with Section 14; and
(B) if the purchase price for Restricted Stock ("New Restricted  Stock") is paid with shares of  restricted  stock ("Old  Restricted  Stock"),  the  restrictions applicable to the New  Restricted  Stock shall be the same as if the Grantee had paid  for the New  Restricted  Stock  in cash  unless,  in the  judgment  of the
Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted  Stock equal to the number of shares of Old  Restricted  Stock  tendered in payment for New  Restricted  Stock shall,  unless  the  Committee  provides  otherwise,  be  subject  to  the  same restrictions as the Old Restricted  Stock,  determined  immediately  before such payment.

     (c)  Forfeiture.  The Committee may, but need not,  provide that all or any portion of a Grantee's  Award of Restricted  Stock shall be forfeited:  (i) upon the Grantee's Termination of Employment within a specified time period after the
Grant  Date,  (ii) if the  Company or the  Grantee  does not  achieve  specified performance goals within a specified time period after the Grant Date and before the Grantee's  Termination  of  Employment,  or (iii) on such other  event(s) or circumstance(s) as the Committee deems appropriate.

     (d) Effect of  Forfeiture.  If a share of  Restricted  Stock is  forfeited, then:  (i) the Grantee  shall be deemed to have resold such share of  Restricted
Stock to the Company at the lesser of (A) the purchase price paid by the Grantee
(such  purchase  price  shall be deemed to be zero  dollars  ($0) if no purchase price was paid) or (B) the Fair Market  Value of a share of Stock on the date of such forfeiture; (ii) the Company shall pay to the Grantee the amount determined under clause (i) of this sentence as soon as is administratively  practical; and
(iii) such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company,

                                       A-7

from and after the date of the  Company's  tender of the  payment  specified  in clause  (ii) of this  sentence,  whether or not such  tender is  accepted by the
Grantee.

     (e)  Certificates.  Any  share of  Restricted  Stock  which is  subject  to forfeiture  shall be held  (together with a stock power executed in blank by the
Grantee if requested by the Committee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited and shall, if requested by the  Committee,  bear an  appropriate  legend  specifying  that such share is non-transferable  and subject to the  restrictions set forth in the Plan. If any shares of  Restricted  Stock  become  nonforfeitable,  the  Company  shall cause certificates for such shares to be issued or reissued without such legend.

      9.    Stock Appreciation Rights.

     (a) Grant of Stock Appreciation  Rights.  When granted,  Stock Appreciation
Rights  may,  but need not,  be  identified  with  shares of Stock  subject to a specific Option,  specific shares of Restricted  Stock, or specific  Performance
Units of the Grantee  (including  any Option,  shares of  Restricted  Stock,  or
Performance Units granted on or before the Grant Date of the Stock  Appreciation
Rights) in a number equal to or different from the number of Stock  Appreciation
Rights so granted.  If Stock  Appreciation  Rights are identified with shares of
Stock subject to an Option,  shares of Restricted  Stock, or Performance  Units, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated  Stock  Appreciation  Rights shall terminate upon (i) the expiration, termination,  forfeiture,  or cancellation of such Option,  shares of Restricted
Stock,  or  Performance  Units,  (ii) the exercise of such Option or Performance
Units, or (iii) the nonforfeitability of such shares of Restricted Stock.

     (b) Exercise of Stock  Appreciation  Rights.  Each Stock Appreciation Right
shall be exercisable  to the extent the Option with which it is  identified,  if any,  may be  exercised,  to the  extent the  Restricted  Stock with which it is identified,  if any, is  nonforfeitable,  or to the extent the Performance  Unit with which it is identified, if any, may be exercised, unless otherwise provided by the Committee.  Stock  Appreciation  Rights shall be exercised by delivery to the Company of written  notice of intent to exercise a specific  number of Stock
Appreciation   Rights.   Unless  otherwise  provided  in  the  applicable  Award
Agreement,  the exercise of Stock Appreciation  Rights which are identified with shares subject to an Option,  shares of Restricted  Stock, or Performance  Units shall  result  in the  cancellation  or  forfeiture  of such  Option,  shares of
Restricted  Stock,  or Performance  Units,  as the case may be, to the extent of such exercise.

     (c)  Benefit  for Stock  Appreciation  Rights.  The  benefit for each Stock
Appreciation Right exercised shall be equal to the difference  between:  (i) the
Fair Market  Value of a share of Stock on the date of such  exercise and (ii) an amount equal to: (A) for any Stock Appreciation Right identified with an Option, the Option Price of such Option,  unless the Committee in the grant of the Stock
Appreciation  Right  specified  a  higher  amount,  or (B) for any  other  Stock
Appreciation  Right, the Fair Market Value of a share of Stock on the Grant Date of such Stock Appreciation Right, unless the Committee in the grant of the Stock
Appreciation  Right specified a higher amount;  provided that the Committee,  in its discretion,  may provide that the benefit for any Stock  Appreciation  Right shall not exceed a stated  percentage (which may exceed 100%) of the Fair Market
Value of a share of Stock on such Grant Date. The benefit upon the exercise of a
Stock  Appreciation  Right shall be payable in cash,  except that the Committee, with respect to any particular  exercise,  may, in its discretion,  pay benefits wholly or partly in Stock.

      10.   Performance Units.

      (a)   Grant of Performance Units.

     (i) In connection  with the grant of any  Performance  Unit,  the Committee shall: (A) determine  performance goals ("Performance Goals") applicable to such grant,  (B)  designate  a period  for the  measurement  of the  extent  to which
Performance  Goals are attained,  which period may begin prior to the Grant Date
(the  "Measuring  Period"),  and (C) assign a  "Performance  Percentage" to each level of attainment of Performance Goals during the Measuring  Period,  with the percentage  applicable  to minimum  attainment  being zero  percent (0%) and the percentage  applicable  to maximum  attainment  (which  may  exceed  100%) to be determined by the Committee from time to time.

                                       A-8

     (ii) In  establishing  Performance  Goals,  the Committee may consider such performance  factor or factors as it deems  appropriate,  including share price, revenue,  net revenue,  EBITDA,  EBITDA before certain charges, net income, cash flow (whether pre-tax or after tax), growth in net income or cash flow, earnings per share,  growth of earnings  per share,  market  share,  market  penetration, return on equity,  return on assets, or return on capital. The Performance Goals may include  minimum  and  optimum  objectives,  a single set of  objectives  or multiple sets of objectives.  The Committee may, at any time, in its discretion, modify Performance Goals in order to facilitate their attainment for any reason, including recognition of unusual or nonrecurring events affecting the Company or
a  Subsidiary  or  changes  in  applicable   laws,   regulations  or  accounting
principles.  If a Grantee is  promoted,  demoted or  transferred  to a different business  unit of the Company  during a  performance  period,  the Committee may adjust or eliminate the Performance Goals as it deems appropriate.

     (iii) When granted, Performance Units may, but need not, be identified with shares of Stock  subject to a specific  Option,  specific  shares of  Restricted
Stock,  or specific Stock  Appreciation  Rights of the Grantee granted under the
Plan or any Prior Plan in a number equal to or different  from the number of the
Performance Units so granted. If Performance Units are identified with shares of
Stock subject to an Option,  shares of Restricted  Stock, or Stock  Appreciation
Rights,  then, unless otherwise provided in the applicable Award Agreement,  the
Grantee's associated  Performance Units shall terminate upon (A) the expiration, termination,  forfeiture,  or cancellation of such Option,  shares of Restricted
Stock, or Stock  Appreciation  Rights,  (B) the exercise of such Option or Stock
Appreciation  Rights, or (C) the  nonforfeitability of such shares of Restricted
Stock.

     (b) Exercise of Performance  Units.  Subject to Sections 13 and 18 and such terms and  conditions  as the  Committee  may impose,  if,  with  respect to any
Performance  Unit, the minimum  Performance  Goals have been achieved during the applicable  Measuring  Period,  then such  Performance Unit shall be exercisable commencing on the first day after the end of the applicable  Measuring Period or such other date specified by the Committee. Performance Units shall be exercised by delivery  to the  Company of written  notice of intent to exercise a specific number of Performance  Units;  provided,  however,  that  Performance  Units not identified with an Option,  shares of Restricted  Stock,  or Stock  Appreciation
Rights  shall  be  deemed  exercised  on the  date on which  they  first  become exercisable  unless  another date is specified by the  Committee in the grant of the Performance Unit or in the  determination  of whether the Performance  Goals were met. After completion of the Measuring Period,  the Committee shall certify in writing the extent to which the  Performance  Goals and other  material terms applicable  to such  Award are  attained.  Unless  and until  the  Committee  so certifies,  the Award shall not be paid.  Unless  otherwise  provided for in the applicable  Award  Agreement,  the  exercise  of  Performance  Units  which  are identified with an Option,  shares of Restricted  Stock,  or Stock  Appreciation
Rights shall result in the cancellation or forfeiture of such Option,  shares of
Restricted  Stock,  or Stock  Appreciation  Rights,  as the case may be,  to the extent of such exercise.

     (c) Benefit of  Performance  Unit.  The benefit for each  Performance  Unit exercised  shall be an amount equal to the product of: (i) the Fair Market Value of a share of Stock on the Grant Date of the Performance Unit multiplied by (ii)
the  Performance  Percentage  attained  during  the  Measuring  Period  for such
Performance Unit.

     (d) Payment.  The benefit upon the exercise of a Performance  Unit shall be payable as soon as is  administratively  practicable  after the later of (i) the date the Grantee  exercises or is deemed to exercise such  Performance  Unit, or
(ii) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement.  Such benefit shall be payable in cash,  except that the Committee,  with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock. The number of shares of Stock payable in lieu of cash shall be  determined  by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

     11. No Employment  Rights.  Neither the  establishment of the Plan, nor the granting  of any Award shall be  construed  to (i) give any Grantee the right to remain employed by or affiliated with the Company or any of its  Subsidiaries or to any benefits not specifically provided by the Award Agreement, or (ii) in any manner  modify the right of the  Company or any of its  Subsidiaries  to modify, amend,  or  terminate  this  Plan  or any  of its  employee  benefit  plans.  No obligation  of the  Company or any of its  Subsidiaries  as to the length of any
Grantee's  employment by or affiliation with the Company or any Subsidiary shall be  implied  by the terms of the Plan,  any grant of an Award  hereunder  or any

                                       A-9

Award  Agreement.  The Company and its  Subsidiaries  reserve the same rights to terminate  employment of or sever its  relationship  with any Grantee as existed before the Grant Date.

      12.   Non-Transferability.

     (a) Except as permitted by the Committee in writing, each Award (other than
Restricted  Stock)  granted  hereunder  shall by its terms not be  assignable or transferable  other than by will or the laws of descent and distribution and may be exercised,  during the Grantee's lifetime, only by the Grantee. Each share of
Restricted   Stock   shall  be   non-transferable   until  such  share   becomes
nonforfeitable.

     (b)  Notwithstanding  the  provisions  of  subsection  (a),  a Grantee  may transfer an Award to (i) Immediate  Family  Members;  (ii) a trust or trusts for the exclusive  benefit of Immediate  Family  Members;  or (iii) a partnership or limited  liability  company in which the  Grantee  and/or the  Immediate  Family
Members of the  Grantee  are the only  equity  owners  (collectively,  "Eligible
Transferees").  An Award that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member,  except for any transfer by such Immediate  Family Member's will or by the laws of descent and  distribution upon the death of the Immediate Family Member.

     (c)  In  the  event  that a  Grantee  transfers  an  Award  to an  Eligible
Transferee  under  this  Section  12,  the  Award  transferred  to the  Eligible
Transferee  must be exercised by such Eligible  Transferee  and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator  only in the same  manner,  to the same  extent and under the same circumstances (including,  without limitation,  the time period within which the
Award must be exercised) as the Grantee or, in the event of the Grantee's death, the executor or administrator of the Grantee's estate, could have exercised such
Award.  The  Grantee,  or in the event of the  Grantee's  death,  the  Grantee's estate,  shall  remain  liable  for all  federal,  state,  city and local  taxes applicable upon the exercise of an Award by an Eligible Transferee.

     13.  Effects  of a Change in  Control.  The terms  and  provisions  of this
Section 13 shall apply upon the  occurrence  of a Change in Control  only if the
Committee shall have  determined  that this Section 13 shall be applicable.  The
Committee shall give written notice to the Grantees of such a determination  and the date on which such  determination  is made. After the occurrence of a Change in Control following the date on which such determination is made, then:

     (a) General.  Subject to Section 18 but  notwithstanding  Section 11 or any other provisions of the Plan: (i) all Options,  Stock  Appreciation  Rights, and
Performance Units granted under the Plan shall immediately be fully exercisable;
and (ii) all shares of Restricted Stock shall immediately be nonforfeitable  and freely transferable.

     (b) Benefit.  The benefit,  if any, payable with respect to any Performance
Unit for which the Measuring  Period has not ended shall be equal to the product of:  (i) the Fair  Market  Value of a share  of Stock on the  Grant  Date of the
Performance  Unit  multiplied  successively  by  each of the  following;  (ii) a fraction,  the numerator of which is the number of months  (including as a whole month any partial month) that have elapsed since the beginning of such Measuring
Period until the date of such Change in Control, and the denominator of which is the  number of months  (including  as a whole  month any  partial  month) in the
Measuring Period;  and (iii) a percentage equal to the greater of (A) the target percentage,  if any,  specified in the applicable  Award  Agreement,  or (B) the maximum  percentage,  if any,  that  would  be  earned  under  the  terms of the applicable  Award  Agreement  assuming  that such rate at which the  performance goals have been achieved as of the date of the Change in Control would  continue until the end of the Measuring Period.

      14.   Loans and Guarantees.  The Committee may, in its discretion:

     (i) allow a Grantee to defer  payment to the  Company of all or any portion of (i) the Option  Price of an  Option,  (ii) the  purchase  price of a share of
Restricted  Stock, or (iii) any taxes associated with a benefit  hereunder which is not a cash benefit at the time such benefit is so taxable, or

     (ii)  cause the  Company  to  guarantee  a loan  from a third  party to the
Grantee, in an amount equal to all or any portion of such Option Price, purchase

                                       A-10

price,  or any related  taxes.  Any such  payment  deferral or  guarantee by the
Company pursuant to this Section 14 shall be on a secured or unsecured basis for such periods,  at such interest rates, and on such other terms and conditions as the Committee may determine.  Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price,  purchase  price,  or any related taxes unless the Grantee (i) enters into a binding obligation to pay the deferred  amount and (ii) pays upon  exercise of an Option or grant of shares of
Restricted  Stock,  as the case may be, an amount  equal to or greater  than the aggregate  par value of all  shares of Stock or  Restricted  Stock  (other  than treasury shares) to be then delivered.  If the Committee has permitted a payment deferral or caused the Company to guarantee a loan  pursuant to this Section 14, then the Committee may, in its discretion, require the immediate payment of such deferred  amount or the immediate  release of such  guarantee upon the Grantee's
Termination  of Employment or upon the Grantee's  sale or other  transfer of the
Grantee's shares of Stock purchased pursuant to such deferral or guarantee.

     15.  Notification  under  Section  83(b).  If the Committee has not, on the
Grant Date or any later date,  prohibited such Grantee from making the following election, and a Grantee shall, in connection with the exercise of any Option, or the grant of any share of Restricted  Stock,  make the election  permitted under
Section 83(b) of the Code (i.e.,  an election to include in such Grantee's gross income in the year of transfer  the amounts  specified  in Section  83(b) of the
Code),  such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service,  in addition to any filing and notification  required  pursuant to regulations  issued under the authority of Section 83(b) of the Code.

     16. Mandatory Withholding Taxes. Whenever under the Plan, cash or shares of
Stock are to be delivered  upon  exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable,  or any other event with respect to rights and  benefits  hereunder,  the Company  shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal,  state and local withholding tax requirements related thereto, (ii)
the withholding of such sums from  compensation  otherwise due to the Grantee or from any  shares  of Stock  due to the  Grantee  under  the  Plan,  or (iii) any combination of the foregoing.

      17.   Elective Share Withholding.

     (a) Election by Grantee.  Subject to Section 17(b) and unless prohibited by the Award Agreement,  a Grantee may elect the withholding ("Share  Withholding")
by the Company of a portion of the shares of Stock otherwise deliverable to such
Grantee upon the  exercise or payment of an Award or upon a share of  Restricted
Stock's  becoming  nonforfeitable  (each a "Taxable Event") having a Fair Market
Value equal to: (i) the minimum amount  necessary to satisfy  required  federal, state, or local withholding tax liability  attributable to the Taxable Event; or
(ii) with the Committee's  prior approval,  a greater amount,  not to exceed the estimated  total  amount of such  Grantee's  tax  liability  with respect to the
Taxable Event.

     (b)  Restrictions.  Each Share  Withholding  election by a Grantee shall be made in writing in a form  acceptable  to the  Committee and shall be subject to the following restrictions: (i) a Grantee's right to make such an election shall be subject to the Committee's  right to revoke such right at any time before the
Grantee's election if the Committee has reserved the right to do so in the Award
Agreement;  (ii) the  Grantee's  election must be made before the date (the "Tax
Date")  on which the  amount  of tax to be  withheld  is  determined;  (iii) the
Grantee's  election shall be  irrevocable by the Grantee;  and (iv) in the event that the Tax Date is deferred until six months after the delivery of Stock under
Section  83(b) of the Code,  the Grantee  shall receive the full amount of Stock
with  respect  to  which  the  exercise  occurs,   but  such  Grantee  shall  be
unconditionally  obligated  to tender back to the  Company the proper  number of shares of Stock on the Tax Date.

      18.   Termination of Employment.

     (a) Restricted Stock.  Except as otherwise  provided by the Committee on or after  the  Grant  Date,  a  Grantee's  shares  of  Restricted  Stock  that  are forfeitable shall be forfeited upon the Grantee's Termination of Employment.

     (b) Other Awards. If the Grantee has a Termination of Employment for Cause,
any unexercised  Option,  Stock  Appreciation  Right, or Performance  Unit shall terminate upon the Grantee's  Termination  of  Employment.  If the Grantee has a
Termination of Employment for any reason other than Cause,  then any unexercised
Option, Stock Appreciation Right, or Performance Unit, to the extent exercisable on the date of the  Grantee's  Termination  of  Employment,  may be exercised in whole or in part,  not later than the later of (A) the 180th day  following  the

                                       A-11

Grantee's  Termination  of Employment or (B) the 30th day following the last day for which the Grantee is entitled to severance  payments  under the Company's or
any  Subsidiary's  personnel  policies,   except  that:  (i)  if  the  Grantee's
Termination  of  Employment  is  caused by the  death of the  Grantee,  then any unexercised Option, Stock Appreciation Right, or Performance Unit, shall vest on the date of the Grantee's death,  and may be exercised,  in whole or in part, at any time within one year after the  Grantee's  death by the  Grantee's  personal representative or by the person to whom the Option, Stock Appreciation Right, or
Performance  Unit is transferred  by will or the applicable  laws of descent and distribution;  (ii) if the Grantee's  Termination of Employment is on account of the Disability of the Grantee,  then any unexercised Option,  Stock Appreciation
Right,  or  Performance  Unit  shall  vest  on the  date of the  Termination  of
Employment and may be exercised,  in whole or in part, as if such Termination of
Employment  had not  occurred;  provided  that,  if the Grantee  dies after such
Termination of Employment, such Option, Stock Appreciation Right, or Performance
Unit may be exercised,  to the extent  exercisable  on the date of the Grantee's death, by the deceased  Grantee's  personal  representative  or by the person to whom the Option, Stock Appreciation Right, or Performance Unit is transferred by will or the applicable  laws of descent and  distribution  within one year after the  Grantee's  death,  and (iii) if the  Grantee's  Termination  of  Employment
results from a sale of the station,  magazine or other property at which Grantee is employed or to which Grantee provides services, then any unvested Option that was scheduled to vest within one year after the Termination of Employment  shall vest on the date of such Termination of Employment.

     (c)  Exceptions at the  Discretion of the  Committee.  If the Grantee has a
Termination  of  Employment  for any reason other than Cause,  the Committee may provide on or after the Grant Date (including  after a Grantee's  Termination of
Employment,  but before the  expiration of the term  specified in the applicable
Award  Agreement)  for one or more of the  following:  (i) that any  unexercised
Option, Stock Appreciation Right, or Performance Unit, to the extent exercisable on the date of such Termination of Employment,  may be exercised, in whole or in part, at any time within a period  specified by the Committee  after the date of such Termination of Employment;  (ii) that any Option, Stock Appreciation Right, or  Performance  Unit  which is not  exercisable  on or before  the date of such
Termination  of Employment (A) will continue to become  exercisable,  as if such
Termination  of  Employment  had not  occurred,  after  such  date  for a period specified by the Committee and (B) to the extent such Option, Stock Appreciation
Right, or Performance  Unit has become  exercisable  during such period,  may be exercised,  in whole or in part, at or before the end of such period; (iii) that any share of Restricted  Stock that has not become  nonforfeitable  on or before the date of such Termination of Employment may become  nonforfeitable as if such
Termination  of  Employment  had not  occurred  after  such  date  for a  period specified  by the  Committee;  or  (iv)  that if the  Grantee  dies  after  such
Termination  of Employment  and before the  expiration  of the period  specified under clause (i) or (ii) of this Section 18(c), such Option,  Stock Appreciation
Right, or Performance Unit may be exercised by the deceased  Grantee's  personal representative or by the person to whom the Option, Stock Appreciation Right, or
Performance  Unit is transferred  by will or the applicable  laws of descent and distribution  within the  specified  period after the Grantee's  Termination  of
Employment,  or, if later,  within 180 days after the Grantee's death;  provided that if such rights are granted,  the Committee may  thereafter  take actions to limit such rights but only if such limitation is consented to by the Grantee.

     (d) Maximum  Extension.  Notwithstanding  the foregoing,  no Award shall be exercisable beyond the maximum term permitted under the original Award Agreement unless the Committee  explicitly  extends such original term, in which case such term shall not be extended beyond the maximum term permitted by the Plan.

     19.  Substituted  Awards. If the Committee cancels any Award (granted under this Plan, any prior equity incentive plan(s) of the Company, or any plan of any entity acquired by the Company or any of its  Subsidiaries),  and a new Award is
substituted therefore, then the Committee may, in its discretion,  determine the terms and conditions of such new Award and may, in its discretion,  provide that the grant date of the  canceled  Award shall be the date used to  determine  the earliest  date or dates for  exercising  the new  substituted  Award so that the
Grantee may  exercise the  substituted  Award at the same time as if the Grantee had held the  substituted  Award  since the grant  date of the  canceled  Award;
provided  that no award shall be canceled  without the consent of the Grantee if the terms and conditions of the new Award to be substituted  are not at least as favorable as the terms and conditions of the award to be canceled.

                                       A-12

      20.   Securities Law Matters.

     (a) Legend and Investment Representation.  If the Committee deems necessary to comply with the  Securities  Act of 1933, or any rules,  regulations or other requirements of the SEC or any stock exchange or automated quotation system, the
Committee may require a written investment intent  representation by the Grantee and may require that a restrictive  legend be affixed to certificates for shares of Stock,  or that the Stock be subject to such stock transfer  orders and other restrictions as the Committee may deem necessary or advisable.

     (b) Postponement by Committee. If based upon the opinion of counsel for the
Company, the Committee determines that the exercise or nonforfeitability  of, or delivery  of  benefits  pursuant  to, any Award  would  violate  any  applicable
provision  of  (i)  federal  or  state   securities  law  or  (ii)  the  listing
requirements  of any national  securities  exchange or the  requirements  of any automated  quotation  system on which are listed or quoted any of the  Company's
equity   securities,   then  the  Committee  may  postpone  any  such  exercise,
nonforfeitability  or  delivery,  as the case may be, but the Company  shall use reasonable and good faith efforts to cause such exercise,  nonforfeitability  or delivery to comply with all such  provisions at the earliest  practicable  date.
The  Committee's  authority under this Section 20(b) shall expire on the date of the first Change in Control to which Section 13 applies.

     (c) No  Obligation  to  Register  or List.  The  Company  shall be under no obligation to register the Stock with the SEC or to effect  compliance  with the registration,  qualification  or listing  requirements  of any state  securities laws, stock exchange or automated  quotation system,  and the Company shall have no liability for any inability or failure to do so.

     21.  Funding.  Benefits  payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

     22.  Rights as a  Shareholder.  A Grantee shall not, by reason of any Award
(other than  Restricted  Stock) have any right as a  shareholder  of the Company with respect to the shares of Stock which may be  deliverable  upon  exercise or payment of such Award  until such shares have been  delivered  to such  Grantee.
Shares of Restricted Stock held by a Grantee or held in escrow by the Company or by an  agent  of the  Company  shall  confer  on the  Grantee  all  rights  of a shareholder  of the  Company,  except as  otherwise  provided  in the Plan.  The
Committee,  in its  discretion,  at the time of grant of Restricted  Stock,  may permit or require the payment of cash  dividends  thereon to be deferred and, if the Committee so determines,  reinvested in additional  Restricted  Stock to the extent shares are  available  under  Section 3, or otherwise  reinvested.  Stock dividends and deferred cash  dividends  issued with respect to Restricted  Stock shall be treated as additional  shares of  Restricted  Stock that are subject to the same  restrictions  and other terms as apply to the shares  with  respect to which such dividends are issued.  The Committee may, in its discretion,  provide for crediting to and payment of interest on deferred cash dividends.

     23. Escrow;  Pledge of Shares.  To enforce any  restrictions on a Grantee's
Stock,  the  Committee  may  require  the  Grantee to deposit  all  certificates representing  such Stock,  together  with stock powers or other  instruments  of transfer  approved by the Committee,  appropriately  endorsed in blank, with the
Company  or an agent  designated  by the  Company  to hold in escrow  until such restrictions have lapsed or terminated,  and the Committee may cause a legend or legends  referencing  such  restrictions to be placed on the  certificates.  Any
Grantee  who is  permitted  to  execute a  promissory  note as  partial  or full consideration  for the  purchase  of Stock  under the Plan shall be  required to pledge and deposit  with the Company  all or part of the Stock so  purchased  as collateral  to secure the  payment of the  Grantee's  obligation  to the Company under the promissory note; provided,  however, that the Committee may require or accept other or  additional  forms of  collateral  to secure the payment of such obligation and, in any event,  the Company shall have full recourse  against the
Grantee under the promissory  note  notwithstanding  any pledge of the Grantee's
Stock or other  collateral.  In  connection  with any pledge of the  Stock,  the
Grantee shall be required to execute and deliver a written  pledge  agreement in such form as the Committee shall from time to time approve.  The Stock purchased with the promissory  note may be released from the pledge on a pro rata basis as the promissory note is paid.

     24. Nature of Payments.  Unless otherwise determined by the Committee,  any and all grants,  payments of cash, or  deliveries  of shares of Stock  hereunder shall  constitute  special  incentive  payments  to the Grantee and shall not be taken into  account in  computing  the amount of salary or  compensation  of the

                                       A-13

Grantee for the purposes of determining any pension,  retirement, death or other
benefits  under  (i)  any  pension,  retirement,   profit-sharing,  bonus,  life
insurance  or  other  employee  benefit  plan  of  the  Company  or  any  of its
Subsidiaries,  or (ii) any agreement  between the Company or any Subsidiary,  on the one  hand,  and the  Grantee,  on the  other  hand,  except  as such plan or agreement shall otherwise expressly provide.

     25. Non-Uniform  Determinations.  The Committee's  determinations under the
Plan need not be  uniform  and may be made by the  Committee  selectively  among persons who  receive,  or are eligible to receive,  Awards  (whether or not such persons  are  similarly  situated).  Without  limiting  the  generality  of  the foregoing,  the  Committee  shall  be  entitled,  among  other  things,  to make non-uniform  and  selective  determinations  and to enter into  non-uniform  and selective  Award  Agreements  as to (i) the identity of the  Grantees,  (ii) the terms and provisions of Awards,  and (iii) the  treatment,  under Section 18, of
Terminations  of  Employment.  Notwithstanding  the foregoing,  the  Committee's interpretation  of Plan  provisions  shall be uniform as to  similarly  situated
Grantees.

     26. Adjustments.  The Committee shall make equitable adjustment of: (i) the aggregate  numbers  of  shares of Stock,  shares of  Restricted  Stock and Stock
Appreciation Rights,  available under Sections 3(a) and 3(b), (ii) the number of shares of Stock or shares of  Restricted  Stock  covered by an Award,  (iii) the
Option  Price,  (iv) the Fair Market Value of Stock to be used to determine  the amount of the benefit  payable  upon  exercise of Stock  Appreciation  Rights or
Performance  Units,  and (v) all  other  matters  relating  to the  Plan and any
Awards,  including  the type of  securities  or property,  if any, to be paid in connection  with any  Award,  all in such  manner  as may be  determined  by the
Committee in its  discretion in order to prevent  dilution or enlargement of the rights of any Grantee  pursuant to any Award under the Plan,  to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, reclassification,  merger,  consolidation,  asset spin-off,  reorganization,  or similar event of or by the Company.

     27.  Adoption  and  Shareholder  Approval.  The Plan shall be  approved  or ratified by the shareholders of the Company  (excluding  holders of Stock issued pursuant to this Plan),  consistent  with  applicable  laws,  including  but not limited to Section  162(m)(4)(C)  (ii) of the Code,  within 12 months  before or after the  Effective  Date.  Upon the  Effective  Date,  Awards  may be  granted pursuant to the Plan;  provided,  however,  that: (i) no Option may be exercised prior to  initial  shareholder  approval  of the Plan;  (ii) no  Option  granted pursuant to an  increase in the number of shares of Stock  approved by the Board shall be  exercised  prior to the time such  increase  has been  approved by the shareholders of the Company; and (iii) in the event that shareholder approval is not  obtained  within  the time  period  provided  herein,  all  Awards  granted hereunder  shall be canceled,  any Stock  issued  pursuant to any Award shall be canceled and any purchase of Stock hereunder shall be rescinded.

     28.  Nonexclusivity  of the Plan.  Neither the  adoption of the Plan by the
Board,  the  submission  of the  Plan to the  shareholders  of the  Company  for approval,  nor any  provision  of the Plan shall be  construed  as creating  any limitations on the power of the Board or the Committee to adopt such  additional compensation  arrangements as it may deem  desirable,  including the granting of stock options and bonuses  otherwise than under the Plan, and such  arrangements may be either generally applicable or applicable only in specific cases.

     29.  Amendment  and  Termination  of the Plan.  Subject  to any  applicable shareholder approval requirements of applicable law or the rules of any national securities  exchange,  stock market or automated  quotation service on which the
Stock is listed or quoted,  the Plan may be amended by the Board at any time and in any  respect.  The Plan may also be  terminated  at any time by the Board and shall  terminate  automatically  on the tenth  anniversary of the Effective Date unless earlier terminated by the Board. No amendment or termination of this Plan shall adversely  affect any Award granted prior to the date of such amendment or termination without the written consent of the Grantee.

     30. Weekends and Holidays.  Unless this Section prevents an Option designed to qualify as an  Incentive  Stock  Option  under  Section  422 of the Code from qualifying  as an  Incentive  Stock  Option  under  Section  422 of the  Code or prevents an Award designed to qualify as  performance-based  compensation  under
Section  162(m) of the Code from  qualifying as  performance-based  compensation under Section 162(m) of the Code, if any day on which action under the Plan must be taken  falls on a  Saturday,  Sunday or  holiday  recognized  as an  official holiday of the Company,  such action may be taken on the next succeeding day not a Saturday, Sunday or holiday.

                                       A-14

     31. Foreign  Grantees.  Without amending the Plan, Awards may be granted to
Grantees  who are foreign  nationals  or employed  outside the United  States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee,  be necessary or desirable to further the purposes of the Plan.

     32.  Interpretation under Section 162(m).  Notwithstanding any provision of the  Plan to the  contrary,  the Plan is  intended  to give  the  Committee  the
authority  to  grant  Awards   hereunder   that  qualify  as   performance-based
compensation under Code Section  162(m)(4)(C) and that do not so qualify.  Every provision of the Plan shall be administered,  interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded; and any provision of the Plan
that  would  prevent  an  Award  that  the  Committee   intends  to  qualify  as
performance-based  pay under Code Section  162(m)(4)(C) from so qualifying shall be  administered,  interpreted  and  construed  to carry out such intent and any provision that cannot be so  administered,  interpreted  and construed  shall to that extent be disregarded.

     33.  Applicable  Law.  The  validity,   construction,   interpretation  and
administration  of  the  Plan  and  of  any  determinations  or  decisions  made thereunder,  and the  rights  of all  persons  having  or  claiming  to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Indiana,  but without giving effect to the principles of conflicts of laws thereof.  Without limiting the generality of the  foregoing,  the  period  within  which any  action  arising  under or in connection  with the Plan must be commenced shall be governed by the laws of the
State of Indiana,  without  giving effect to the principles of conflicts of laws thereof,  irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and  irrespective  of the place where the action may be brought.

     34. Construction. The use of the masculine gender shall also include within its meaning the  feminine.  The use of the  singular  shall  include  within its meaning the plural and vice versa.

                                       A-15

                                     [LOGO]

                      ELECTRONIC ACCESS TO FUTURE DOCUMENTS

We are pleased to offer our shareholders the option to access future shareholder communications (for example,  annual reports and proxy statements) from us or on our behalf over the Internet,  instead of receiving  those  documents in printed form. Your participation is completely  voluntary.  If you give your consent, we will notify you when  material is  available  over the  Internet and provide you with the Internet  location where the material is available.  Once you give your consent, it will remain in effect until you inform us otherwise.

To give your consent,  check the box located at the bottom of the attached proxy card.  You may also give your consent by telephone or e-mail as described in the proxy statement.

To enable us to send you notification of shareholder  communications  by e-mail, please  provide  your e-mail  address in the space at the bottom of the attached proxy card.  There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone company and/or cable company.

If you are an Emmis employee or a shareholder  who has  previously  consented to electronic  delivery of shareholder  communications and have received this proxy card without an  accompanying  proxy  statement and annual report,  you may view those documents at the "Investors" section of www.emmis.com.

                              FOLD AND DETACH HERE

EMMIS COMMUNICATIONS CORPORATION
40 Monument Circle
Indianapolis, Indiana 46204

 This Proxy is Solicited on Behalf of the Emmis Communications Corporation Board of Directors

The undersigned  hereby appoints Jeffrey H. Smulyan,  Norman H. Gurwitz and Gary
L. Kaseff, and each of them,  attorneys-in-fact  and proxies, with full power of substitution,  to vote as designated below all shares of Class A Common Stock of
Emmis Communications Corporation which the undersigned would be entitled to vote if personally  present at the annual meeting of  Shareholders to be held on June
25, 2002, at 10:00 a.m., and at any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR A TERM OF THREE YEARS.
   [   ] FOR all nominees listed below (except as written below)          [   ] WITHHOLD AUTHORITY to vote for all nominees

   Nominees:   Richard A. Leventhal, Lawrence B. Sorrel

   (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

2.   PROPOSAL TO APPROVE THE EMMIS COMMUNICATIONS CORPORATION 2002 EQUITY COMPENSATION PLAN.
          [   ]  FOR                              [   ]    AGAINST                        [   ] ABSTAIN

3.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    [   ]   I consent to access future  shareholder  communications  released after
            June 30,  2002 over the  Internet as  described  above and in the proxy statement.  My e-mail address is:
                                              ---------------------------------------------------------------------------

                            (continued on other side)

                              FOLD AND DETACH HERE

This proxy is solicited on behalf of the Emmis Communications  Corporation Board of  Directors.  This proxy when  properly  executed  will be voted in the manner directed herein by the undersigned  shareholders.  If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

The undersigned  acknowledges receipt,  prior to the execution of this proxy, of notice of the meeting, a proxy statement, and an annual report to shareholders.

                          Dated:_________________________________________, 2002

                          -----------------------------------------------------
                                               (Signature)

                          -----------------------------------------------------
                                               (Signature if held jointly)

                      Please sign  exactly as name appears  below.  When shares
                      are  held  as  joint  tenants,  both  should  sign.  When
                      signing as attorney, executor, administrator,  trustee or
                      guardian,  please  give  full  title.  If a  corporation,
                      please sign in full  corporate name by president or other
                      authorized  officer.  If a  partnership,  please  sign in
                      partnership name by authorized person.

                      IMPORTANT:   Please mark, sign, date and return the
                                   proxy card promptly using the
                                   enclosed envelope.

                  REVOCABLE PROXY